UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

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Pagaya Technologies Ltd.

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PGY

2026 Proxy Statement and Notice of Annual General Meeting of Shareholders

Monday, August 17, 2026
10:00 a.m. Eastern / 5:00 p.m. Israel

PRELIMINARY PROXY STATEMENT - SUBJECT TO COMPLETION DATED JUNE 26, 2026

Pagaya Technologies Ltd.
335 Madison Avenue, 16th Floor
New York, NY 10017

, 2026
Dear Shareholder,

You are cordially invited to attend the 2026 Annual General Meeting of Shareholders (the “Annual Meeting”) of Pagaya Technologies Ltd. (“Pagaya” or the “Company”), to be held virtually on August 17, 2026, at 5:00 p.m. Israel time (10:00 a.m. Eastern Time), online at the following Internet address: www.virtualshareholdermeeting.com/PGY2026.

At the Annual Meeting, the Company’s shareholders will be asked to consider and vote on the matters listed in the enclosed Notice of Annual General Meeting of Shareholders (the “Notice”). Pagaya’s Board of Directors recommends that you vote “FOR” each proposal listed in the Notice for the reasons set forth in the Notice and Proxy Statement. Management will also report on the affairs of the Company and a discussion period will be provided for questions and comments of general interest to shareholders.

Whether or not you plan to attend, it is important that your shares be represented and voted at the Annual Meeting. Accordingly, after reading the enclosed Notice and Proxy Statement, please vote at your earliest convenience by following the instructions on the Notice of Internet Availability of Proxy Materials or the proxy card you received in the mail.

We urge all of our shareholders to review our 2025 Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 2, 2026, and Amendments No. 1 and No. 2 to our 2025 Annual Report on Form 10-K/A filed with the SEC on April 30, 2026 and June 1, 2026, respectively, all of which are available on our website at www.pagaya.com or on the SEC’s website at www.sec.gov.

We look forward to seeing you at the Annual Meeting.

Sincerely,

Avi Zeevi Chairman of the Board of Directors

Pagaya Technologies Ltd.
335 Madison Avenue, 16th Floor
New York, NY 10017

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN that the 2026 Annual General Meeting of Shareholders (the “Annual Meeting”) of Pagaya Technologies Ltd. (“Pagaya” or the “Company”) will be held on August 17, 2026, at 5:00 p.m. Israel time (10:00 a.m. Eastern Time), online at the following internet address: www.virtualshareholdermeeting.com/PGY2026.

The Annual Meeting is being called for the following purposes:
1.To reelect each of Gal Krubiner, Avital Pardo, Yahav Yulzari, Avi Zeevi, Alison Davis, Harvey Golub, Asheet Mehta, Dan Petrozzo, and Tami Rosen, and to elect Jason Gardner, to the Board of Directors of the Company (the “Board of Directors”), each to serve a one-year term until the 2027 annual general meeting of shareholders and until his or her successor has been duly elected and qualified, or until his or her office is vacated in accordance with the Company’s Articles of Association or the Israel Companies Law, 5759-1999 (the “Israel Companies Law”).
2.To approve the reappointment of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026, and until the next annual general meeting of shareholders, and to authorize the Audit and Finance Committee of the Board of Directors to fix the remuneration of said independent registered public accounting firm.
3.To approve, on an advisory (non-binding) basis, the 2025 compensation of the Company’s named executive officers.
4.To approve the calculation framework for 2026 bonuses for the Company’s management directors.
5.To ratify certain compensation actions for the Company’s management directors.
6.To approve the compensation of the Company’s management directors for the years 2027-2029.
7.To approve certain changes to the cash compensation for the Company’s non-employee directors.
The foregoing proposals are described in detail in the enclosed proxy statement (the “Proxy Statement”), which we urge you to read in its entirety. Our Board of Directors recommends that you vote “FOR” each of the above proposals. Only shareholders of record at the close of business on June 26, 2026 (the “Record Date”) will be entitled to notice of, and to vote at, the Annual Meeting, or any adjournment or postponement thereof.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON AUGUST 17, 2026

This Notice of Annual General Meeting of Shareholders, the Proxy Statement and our 2025 Annual Report are available at www.proxyvote.com.

This Notice of Annual General Meeting of Shareholders (the “Notice”) is being mailed on or about , 2026 to all shareholders entitled to vote at the Annual Meeting. The Proxy Statement shall also be filed with the U.S. Securities and Exchange Commission (the “SEC”) under cover of a Form DEF 14A and will be available on the Company’s website at www.pagaya.com and on the SEC’s website at www.sec.gov.

Pursuant to the Israel Companies Law and the applicable regulations promulgated thereunder, shareholders wishing to express their position on an agenda item for the Annual Meeting may do so by submitting a written statement to the Company’s Chief Legal Officer at 335 Madison Avenue, 16th Floor, New York, NY, 10017 or by email to PagayaProxies@pagaya.com, no later than August 7, 2026 in accordance with the requirements of the Israel Companies Law and our Articles of Association. Any position statement received will be published in a press release or Current Report on Form 8-K furnished to the SEC.

Detailed proxy voting instructions are provided in the Notice of Internet Availability of Proxy Materials or on the proxy card you received in the mail. You may vote over the Internet, by phone, or by signing and returning the proxy card you received in the mail. Signed proxy cards must be received by our transfer agent, Continental Stock Transfer & Trust Company of New York, at 1 State Street 30th Floor, New York, NY 10004, no later than 24 hours before the time fixed for the Annual Meeting. You may also vote during the meeting by following the instructions on the meeting website and entering the control number found on the Notice of Internet Availability of Proxy Materials or the proxy card you received in the mail.

Whether or not you plan to attend, it is important that your shares be represented and voted at the Annual Meeting. Accordingly, after reading the Notice and Proxy Statement, please vote at your earliest convenience by following the instructions on the Notice of Internet Availability of Proxy Materials or the proxy card you received in the mail.

By Order of the Board of Directors,

Avi Zeevi Chairman of the Board of Directors
Tel Aviv, Israel
, 2026

PAGAYA TECHNOLOGIES LTD.

PROPOSAL 1: ELECTION OF DIRECTORS

The board of directors of the Company (the “Board” or the “Board of Directors”) currently consists of nine directors. Our Articles of Association provide that our Board may consist of not less than three and up to ten directors.

Under our Articles of Association, until 2024 our directors were divided into three classes, with each class elected to hold office for a term of three years. At the 2024 annual general meeting of our shareholders, the phasing out of the Board classification was approved, such that (i) at the 2024 annual general meeting of our shareholders, each of the directors in Class II was elected to hold office for a term of two years, which expires at the time of the Annual Meeting; (ii) at the 2025 annual general meeting of our shareholders, each of the directors up for election was elected to hold office for a term of one year, which expires at the time of the Annual Meeting, and (iii) beginning with the Annual Meeting, our Board will no longer be divided into classes and all directors up for election will be elected to hold office for a term of one year, except in the event of a director’s earlier death, resignation, removal or other termination. All of our current directors are serving a term that expires at the Annual Meeting and are standing for reelection to the Board. In addition, Jason Gardner is standing for election to the Board as a new nominee.

Except as indicated herein, there are no arrangements or understandings between any director and any other person pursuant to which such director was selected as director.

Upon recommendation of the Nominating and Corporate Governance Committee of the Board (the “Nominating and Corporate Governance Committee”), our Board nominated each of Gal Krubiner, Avital Pardo, Yahav Yulzari, Avi Zeevi, Alison Davis, Harvey Golub, Asheet Mehta, Dan Petrozzo, and Tami Rosen for reelection at the Annual Meeting, and nominated Jason Gardner for election at the Annual Meeting, to serve until the 2027 annual general meeting of shareholders and until their successors have been duly elected and qualified, or until their office is vacated in accordance with our Articles of Association or the Israel Companies Law. Each director nominee has consented to being named in this Proxy Statement and to serve if elected, and has certified to us that he or she meets all the requirements of the Israel Companies Law to serve as a director of the Company, has the qualifications and time required for the performance of his or her duties as a director, taking into account the size and particular needs of Pagaya, and that there are no legal restrictions preventing him or her from assuming such office.

Avi Zeevi, Alison Davis, Jason Gardner, Harvey Golub, Asheet Mehta, and Dan Petrozzo each qualify as an independent director under the applicable Nasdaq listing standards and Securities and Exchange Commission (“SEC”) rules. Gal Krubiner, Avital Pardo, Yahav Yulzari, and Tami Rosen are members of the Company’s management team and thus do not qualify as independent directors under the applicable Nasdaq listing standards and SEC rules. Avi Zeevi, Alison Davis, Harvey Golub, and Dan Petrozzo are currently members of the Audit and Finance Committee of the Board (the “Audit and Finance Committee”). Harvey Golub, Asheet Mehta, Dan Petrozzo, and Tami Rosen are currently members of the Risk Committee of the Board (the “Risk Committee”). Avi Zeevi and Dan Petrozzo are currently members of the Compensation Committee of the Board (the “Compensation Committee”). Avi Zeevi and Harvey Golub are currently members of the Nominating and Corporate Governance Committee.

Biographical information concerning each of the director nominees is provided below.

Nominees for Election to the Board as Director

Gal Krubiner, 37, has served as the Chief Executive Officer and a director since co-founding the Company in 2016. Mr. Krubiner brings extensive experience in the investments and wealth management industries with a specialization in innovative and sophisticated credit structured products. Prior to co-founding the Company, Mr. Krubiner focused on structuring and distributing sophisticated credit and asset-backed securities products with UBS AG from 2012 to 2016, as well as holding other positions specializing in investment, entrepreneurism, and financial markets. Mr. Krubiner earned a B.A. in Applied Science, Economics & Statistics from Tel-Aviv University. The Board considered Mr. Krubiner’s experience in the investments, capital markets, and wealth management industries and his knowledge of our business in particular, gained through his services as our Chief Executive Officer and co-founder, in concluding that he is qualified to serve as a director.

Avital Pardo, 40, has served as Deputy Chief Executive Officer and a director of the Company since September 2024, after previously serving as Chief Technology Officer and a director since co-founding the Company in 2016. Mr. Pardo was instrumental in designing the Company’s AI-based credit model and system. Prior to joining the Company, Mr. Pardo was one of the first employees at Fundbox and focused on algorithms from 2014 to 2015. Mr. Pardo earned a B.A. in

Mathematics and Physics and a M.S. in Mathematics from Hebrew University. The Board considered Mr. Pardo’s experience in algorithmic development, artificial intelligence, and credit modeling, and his knowledge of our business in particular, gained through his services as our Deputy Chief Executive Officer and co-founder, in concluding that he is qualified to serve as a director.

Yahav Yulzari, 40, has served as Deputy Chief Executive Officer and a director of the Company since September 2024, after previously serving as Chief Revenue Officer and a director since co-founding the Company in 2016. In his current role, Mr. Yulzari is responsible for managing and expanding the Company’s strategic business relationships with key partners globally. He also leads initiatives to mentor and develop the Company’s next generation of leaders, instilling values of excellence and preparing them for senior roles. Additionally, Mr. Yulzari oversees the Company’s investments in startups founded by Company alumni, with a focus on ventures aligned with the Company’s core business activities. Prior to co-founding the Company, Mr. Yulzari was a real estate entrepreneur, leading residential and commercial development projects in Tel Aviv and London. Before transitioning into business, he had a professional sports career as a goalkeeper in the Israeli Premier Football League and was a member of Israel’s national team. The Board considered Mr. Yulzari's experience in strategic business development, global partner relations, and large-scale entrepreneurship, and his knowledge of our business in particular, gained through his services as our Deputy Chief Executive Officer and co-founder, in concluding that he is qualified to serve as a director.

Avi Zeevi, 75, has served as a director of the Company since 2016. Mr. Zeevi has more than 45 years of experience as a technology entrepreneur, executive, and investor. He is the co-founder of the Viola Group, Israel’s leading technology investment group with over $7 billion assets under management. He is also the co-founder of Viola Ventures and Viola FinTech, venture capital funds in the Israeli technology and financial technology industries, and he currently chairs Viola FinTech’s investment committee. Mr. Zeevi’s experience in the global financial industry includes his involvement with various financial technology companies including Payoneer Inc., where he served as board chair from 2008 to 2025, Actimize, where he served as board chair from 2001 until it was sold to NICE Systems in 2007, MINT Systems, and Decalog. Mr. Zeevi also serves as board chair of Personetics Technologies and as a director of G2RS, Duetti, Sympera, Bounce Technologies and Hili Health, as well as on the boards of various other companies within the Viola Group and entities affiliated with the Viola Group. Mr. Zeevi also chairs the investment committee of Israel Legacy Partners, a private equity fund focused on long-term investments in family companies. Mr. Zeevi was a board member at the Center for Educational Technology (CET) from 2004 until 2025, which is dedicated to the advancement of the education system in Israel, in the Jewish world and globally. He is also a member of the board of governors of the Technion, Israel Institute of Technology, and a board member at Bat Sheva Dance Company. Mr. Zeevi received his B.Sc in Industrial Engineering from the Technion, Israel Institute of Technology in 1973. The Board considered Mr. Zeevi’s experience in venture capital, private equity, and the global financial technology industry, as well as his extensive track record of founding and scaling high-growth technology companies and his service as both an executive and director of publicly traded companies, in concluding that he is qualified to serve as a director.

Alison Davis, 64, has served as a director since 2024. Ms. Davis is an experienced corporate executive, public company board director, an active investor in growth companies and a best-selling author on the topics of technology and innovation. Ms. Davis is currently the Chairperson and Managing Partner of Fifth Era and Blockchain Coinvestors. She also currently serves on the boards of Bitwise and Kraken, chairs the advisory board of Blockchain Capital and the board of Renaissance Entrepreneurship, and is a director of the National Association of Corporate Directors (NACD) Northern California Chapter and Cambridge in America. Ms. Davis has served on the boards of over 25 public and private companies as a board chair and chair of the audit, compensation, and technology and innovation committees, including City National Bank, Diamond Foods, Dispatch Management Services, Fiserv, First Data Corporation, Janus Henderson Group, LECG, Ooma, NatWest (formerly RBS), Silicon Valley Bank, Unisys, and Xoom. Ms. Davis was previously the Managing Partner of Belvedere Capital, a regulated bank holding company and private equity firm focused on investing in U.S. banks and financial services firms where she worked closely with federal and state banking regulators. Prior to this, Ms. Davis was the Chief Financial Officer of Barclays Global Investors (now BlackRock), the world’s largest institutional investment firm, where she was part of the leadership team that launched the iShares product range. Earlier in her career, Ms. Davis spent 14 years as a strategy consultant and advisor to Fortune 500 CEOs, executive teams and boards with McKinsey & Company, and as a practice leader with A.T. Kearney where she built and co-led the global Financial Services practice. She is a bestselling author and has been frequently named among the “Most Influential Women in Business” by the San Francisco Business Times. She received her B.A. with honors and MA in Economics from Cambridge University in England, and an MBA from the Stanford Graduate School of Business. The Board considered Ms. Davis’ experience in global financial services, venture capital, and digital asset innovation, as well as her extensive tenure as a chair of audit and technology committees for numerous public companies, in concluding that she is qualified to serve as a director.

Jason Gardner, 56, is standing for election to the Board as a new nominee at the Annual Meeting. Mr. Gardner has over 25 years of experience as a technology and payments entrepreneur. He currently serves as a director of Marqeta, Inc., which he founded and where he served as Chief Executive Officer from 2010-2023 and Executive Chair from 2023-2024, after leading the company through its initial public offering in 2021. Currently, he chairs Marqeta’s Payments Innovation Committee, guiding the company’s approach to innovation and technology. Previously, Mr. Gardner founded two other companies including PropertyBridge, a payments company for the multifamily real estate industry which was acquired by MoneyGram in 2007, and Vertical Think, an IT management company that supported start-ups and larger organizations. He also served as Director of Sales for the 451 Group, now part of S&P Global, which provides technology data, research and advisory services. Mr. Gardner received his B.A. from Arizona State University. The Board considered Mr. Gardner’s experience in the technology and payments industries, including his experience founding, growing, and leading technology and payments companies, and his strong background in technology product innovation, in concluding that he is qualified to serve as a director.

Harvey Golub, 87, has served as a director of the Company since 2018. Mr. Golub currently chairs the boards of Dynasty Financial Partners and Marblegate Capital Corporation, and is a member of the advisory board of Marblegate Asset Management LLC. He also serves on the boards of the American Enterprise Institute and the Manhattan Institute for Policy Research, and is a member of the board of trustees of Jupiter Medical Center and a member of the investment committee of the Maltz Jupiter Theater. Mr. Golub has over 35 years of experience guiding companies’ organizational visions and strategies. He was Chairman and Chief Executive Officer of American Express and IDS Financial Services and a director of McKinsey & Company. He has also chaired the boards of American International Group, the Campbell’s Company (formerly Campbell Soup Company), and the Reader’s Digest Association, and served as a director of Dow Jones & Company, Hess Corporation, RHJ International and several private companies. Mr. Golub received his B.S. from New York University. The Board considered Mr. Golub’s experience in global corporate governance, large-scale organizational strategy, and executive leadership of multinational financial services institutions, in concluding that he is qualified to serve as a director.

Asheet Mehta, 61, has served as a director of the Company since 2024. Mr. Mehta is a seasoned financial services leader, board director, and former McKinsey senior partner with more than 30 years of experience partnering with global financial institutions, scaling businesses, and guiding CEOs through strategy, transformation, and risk management. He brings deep industry expertise, broad functional range, and extensive experience operating at the intersection of financial services, technology, and evolving regulatory environments. He is the founder and Chief Executive Officer of Resfi.ai, a customer-centric financial services company that uses AI and behavioral finance to automatically deliver and implement financial advice for consumers on cash management and borrowing. Mr. Mehta also serves on the boards of Unqork and Piramal Finance, where he serves on the Risk and Sustainability Committee. He is a senior partner emeritus of McKinsey & Company and a senior advisor to Avantos.ai, Bright Money and NetXD. During his three-decade career at McKinsey, Mr. Mehta co-led the Global Financial Services and Payments practices, served on McKinsey’s board, and was chief transformation officer for North America. His client work spanned global universal banks, credit card companies, cash management banks, cross-border payments firms, exchanges, custody banks, insurers, asset and wealth managers, and financial technology companies. He partnered with CEOs and boards on strategy, technology modernization, performance transformation, growth, marketing, innovation, organizational change, and risk and regulatory management. Mr. Mehta also serves on the board of the Asia Society and the board of visitors of Columbia Engineering. Mr. Mehta holds an MBA with high honors from the University of Chicago Booth School of Business. He earned a B.S. in Electrical Engineering from Columbia University. The Board considered Mr. Mehta’s experience in global financial services strategy, growth, risk management, and large-scale transformation, as well as his deep expertise in financial technology and regulatory environments, in concluding that he is qualified to serve as a director.

Dan Petrozzo, 61, has served as a director of the Company since 2018. Mr. Petrozzo is a seasoned technology executive and investor. He served as a partner and venture partner at Oak HC/FT from 2017 to 2024, where he focused on growth equity and early-stage venture opportunities in the financial technology industry. He currently serves on the boards of Sure Inc. and Nokod Security. Previously, Mr. Petrozzo co-founded Verilume, a cloud computing company, which was sold to Intralinks in 2016. Mr. Petrozzo is a former partner at Goldman Sachs where he served as Global Head of Technology for Investment Management. He also served as Chief Information Officer at Fidelity Investments and Co-Chief Information Officer at Morgan Stanley. He was also a member of the founding team at StorageApps, which was sold to Hewlett Packard in 2001. Mr. Petrozzo received his B.A. from Moravian College and his J.D. from Seton Hall University Law School. The Board considered Mr. Petrozzo’s experience in enterprise technology leadership at global financial institutions, cloud computing entrepreneurship, and financial technology venture capital, in concluding that he is qualified to serve as a director.

Tami Rosen, 55, has served as a director of the Company since 2024. She joined the Company in 2021 as Chief People Officer and was named Chief Development Officer in 2024 (Ms. Rosen will transition to a consulting role effective August 1, 2026). As the Company’s first C-Suite hire, Ms. Rosen was instrumental in helping to scale Pagaya’s business, support M&A activity, attract and retain top talent, and assist in the Company’s successful public offering. Prior to joining the Company, Ms. Rosen served in various C-Suite and senior executive roles at Apple, Goldman Sachs, Atlassian, and Luminar Technologies, including as Chief People Officer at Atlassian and Luminar Technologies. She pioneered Wall Street’s first LGBTQ+ Ally Program at Goldman Sachs and conceptualized and launched Atlassian’s TEAM Anywhere program. At the Company, she spearheaded the Culture of Learning initiative to support continuous employee development and growth. Ms. Rosen received her B.A. from Binghamton University. The Board considered Ms. Rosen’s experience in human capital strategy, organizational scaling, and corporate development, as well as her critical role in navigating the Company’s transition to a public entity and her knowledge of our business in particular, gained through her services as our Chief People Officer and Chief Development Officer, in concluding that she is qualified to serve as a director.

Proposed Resolutions

You are requested to adopt the following resolutions:

“1.a. RESOLVED, that Gal Krubiner be elected as a director, to serve until the 2027 annual general meeting of shareholders or until his successor has been elected and qualified, or until his office is vacated in accordance with the Company’s Articles of Association or the Israel Companies Law, 5759-1999;

1.b. RESOLVED, that Avital Pardo be elected as a director, to serve until the 2027 annual general meeting of shareholders or until his successor has been elected and qualified, or until his office is vacated in accordance with the Company’s Articles of Association or the Israel Companies Law, 5759-1999;

1.c. RESOLVED, that Yahav Yulzari be elected as a director, to serve until the 2027 annual general meeting of shareholders or until his successor has been elected and qualified, or until his office is vacated in accordance with the Company’s Articles of Association or the Israel Companies Law, 5759-1999;

1.d. RESOLVED, that Avi Zeevi be elected as a director, to serve until the 2027 annual general meeting of shareholders or until his successor has been elected and qualified, or until his office is vacated in accordance with the Company’s Articles of Association or the Israel Companies Law, 5759-1999;

1.e. RESOLVED, that Alison Davis be elected as a director, to serve until the 2027 annual general meeting of shareholders or until her successor has been elected and qualified, or until her office is vacated in accordance with the Company’s Articles of Association or the Israel Companies Law, 5759-1999;

1.f. RESOLVED, that Jason Gardner be elected as a director, to serve until the 2027 annual general meeting of shareholders or until his successor has been elected and qualified, or until his office is vacated in accordance with the Company’s Articles of Association or the Israel Companies Law, 5759-1999;

1.g. RESOLVED, that Harvey Golub be elected as a director, to serve until the 2027 annual general meeting of shareholders or until his successor has been elected and qualified, or until his office is vacated in accordance with the Company’s Articles of Association or the Israel Companies Law, 5759-1999;

1.h. RESOLVED, that Asheet Mehta be elected as a director, to serve until the 2027 annual general meeting of shareholders or until his successor has been elected and qualified, or until his office is vacated in accordance with the Company’s Articles of Association or the Israel Companies Law, 5759-1999;

1.i. RESOLVED, that Dan Petrozzo be elected as a director, to serve until the 2027 annual general meeting of shareholders or until his successor has been elected and qualified, or until his office is vacated in accordance with the Company’s Articles of Association or the Israel Companies Law, 5759-1999; and

1.j. RESOLVED, that Tami Rosen be elected as a director, to serve until the 2027 annual general meeting of shareholders or until her successor has been elected and qualified, or until her office is vacated in accordance with the Company’s Articles of Association or the Israel Companies Law, 5759-1999.”

Vote Required

The affirmative vote of the holders of a simple majority of the voting power represented at the Annual Meeting in person or by proxy and voting thereon is required to adopt each of the foregoing resolutions (an “Ordinary Majority”). Abstentions and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on these proposals.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ADOPTION OF EACH OF THE FOREGOING RESOLUTIONS.

CORPORATE GOVERNANCE
External Directors

Under the Israel Companies Law, companies incorporated under the laws of the State of Israel that are “public companies,” including companies with shares listed on Nasdaq, are required to appoint at least two external directors. Pursuant to regulations promulgated under the Israel Companies Law, companies with shares traded on certain U.S. stock exchanges, including Nasdaq, that do not have a “controlling shareholder” may, subject to certain conditions, “opt out” from the Israel Companies Law requirements to appoint external directors and the related Israel Companies Law rules concerning the composition of public companies’ audit committees and compensation committees. In accordance with these regulations, we have elected to “opt out” from the Israel Companies Law requirement to appoint external directors and the related Israel Companies Law rules concerning the composition of the Audit and Finance Committee and Compensation Committee.

Executive Officers

As of , 2026, our executive officers are Gal Krubiner, our Chief Executive Officer, Avital Pardo, our Deputy Chief Executive Officer, Yahav Yulzari, our Deputy Chief Executive officer, Sanjiv Das, our President, and Jonathan Dobres, our Chief Financial Officer. The biographies of Mr. Krubiner, Mr. Pardo, and Mr. Yulzari, each of whom is also a director, are provided under “Nominees for Election to the Board as Director” above. The biographies for our other executive officers are included below.

Sanjiv Das, 64, joined Pagaya as President in 2023. Mr. Das has over 30 years of experience in financial services. In his role as President, Mr. Das oversees the strategy and growth of the Company’s commercial business. Prior to joining Pagaya, Mr. Das served as Chief Executive Officer of Caliber Home Loans, a NewRez-owned residential mortgage lending company. Mr. Das has also held positions as Chief Executive Officer, President and Chairman of the Board for Citi’s Mortgage Division, and as Head of all International Businesses at First Data, a KKR-owned company. He has also held senior roles at Morgan Stanley, American Express and Bank of America. Mr. Das received his bachelor’s degree in mathematics from Delhi University and his M.B.A from the Indian Institute of Management Ahmedabad.

Jonathan Dobres, 48, joined Pagaya in 2021 as Head of Strategy and Corporate Development and has served as Chief Financial Officer since June 2026. He previously served as the Company’s Chief Strategy Officer since 2025. Prior to joining Pagaya, Mr. Dobres served in senior investment roles at Hudson Executive Capital, including as Chief Financial Officer of several Hudson sponsored investment vehicles, Flexis Capital and P. Schoenfeld Asset Management. Mr. Dobres started his career as a bank regulatory and M&A lawyer at Sullivan & Cromwell and as a Vice President in technology investment banking at Bear Stearns & Co. Mr. Dobres received his bachelor’s degree in finance from Emory University and his JD with honors from Georgetown Law School.

Family Relationships

There are no family relationships between any of the Company’s executive officers, directors or director nominees.

Director Independence

Independence information for our current Board of Directors is incorporated by reference to Part III, Item 13. “Certain Relationships and Related Party Transactions, and Director Independence” of the Company’s Annual Report on Form 10-K/A filed with the Securities and Exchange Commission on April 30, 2026.

Our Board of Directors has determined that each of Avi Zeevi, Alison Davis, Jason Gardner, Harvey Golub, Asheet Mehta, and Dan Petrozzo is an independent director nominee under applicable SEC and Nasdaq rules. Mr. Krubiner, Mr. Pardo, Mr. Yulzari, and Ms. Rosen are not independent director nominees as they are directly employed by the Company.

Our Board of Directors has further determined that (i) each director who is expected to serve as a member of the Audit and Finance Committee following the Annual Meeting, subject to his or her election as director, satisfies the additional independence requirements applicable to audit committee members under applicable SEC rules and Nasdaq listing standards and (ii) each director who is expected to serve as a member of the Compensation Committee following the Annual Meeting, subject to his or her election as director, satisfies the additional independence requirements applicable to compensation committees under applicable SEC rules and Nasdaq listing standards.

Director Selection Process

Information about our director selection process is incorporated by reference to Part III, Item 10. “Directors, Executive Officers, Corporate Governance” of the Company’s Annual Report on Form 10-K/A filed with the Securities and Exchange Commission on April 30, 2026.

Board Meetings

The Board meets regularly during the year and holds special meetings and acts by unanimous written consent whenever circumstances require. Independent directors meet at regular executive sessions without management present. During fiscal year 2025, the Board held six meetings and conducted certain business by unanimous consent. During the period in 2025 in which he or she served as a director, each of our directors attended at least 75% of the meetings of the Board.

Annual Meeting Attendance

We do not maintain a formal policy regarding director attendance at the Annual Meeting; however, all directors are encouraged to attend the Annual Meeting. Four of our then incumbent directors attended our annual general meeting of shareholders held in 2025.

Board Leadership Structure

The Nominating and Corporate Governance Committee is responsible for the continuing review of the governance structure of the Board, and for recommending to the Board those structures and practices best suited to the Company and its shareholders. Our Board is currently led by our independent Chairman, Avi Zeevi, and Gal Krubiner serves as our Chief Executive Officer. Our Chief Executive Officer is responsible for day-to-day leadership and for setting the strategic direction of the Company, while the Chairman oversees the functioning of the Board and its oversight responsibilities. The Board believes the current leadership structure is appropriate and ensures robust, independent oversight of the Company by our Board and our independent Chairman. Our Board will continue to periodically review its leadership structure and may make such changes in the future as it deems appropriate in light of the dynamic and competitive environment in which we operate and as circumstances may change.

The Board’s Role in Risk Oversight

The Board is responsible for overseeing management’s execution of risk oversight and for assessing the Company’s approach to risk management. The Board exercises its responsibilities in Board meetings and through the Board’s four standing committees, each of which examines various components of both enterprise and emerging risks inherent in their respective areas of oversight. Risk assessment is integral to the Board’s strategic planning and in the analysis of transactions and other matters presented to the Board, including capital expenditures, acquisitions, divestitures and other portfolio actions, and operational and financial matters. On a committee level, the Board’s Compensation Committee assesses and monitors whether any of our compensation policies and programs have the potential to encourage excessive risk taking. The Risk Committee (i) assesses and provides oversight to management relating to the identification and assessment of material risks facing the Company, including strategic, operational, regulatory, information and external risks inherent in the business of the Company, and the control processes, strategies and policies with respect to such risks, and (ii) reviews and oversees the risk management activities of the Company, including, without limitation, the development and execution by management of strategies to mitigate risks. We believe the current Board leadership structure helps ensure the Board’s independent oversight of risk management.

Committees of the Company’s Board

The Company’s Board has the following standing committees: the Audit and Finance Committee; the Compensation Committee; the Nominating and Corporate Governance Committee; and the Risk Committee. In 2025, there were ten Audit and Finance Committee meetings, three Compensation Committee meetings, two Nominating and Corporate Governance Committee meetings and four Risk Committee meetings. During the period in which he or she served as a committee member in 2025, each of our committee members attended at least 75% of the meetings of each Board committee of which they were members.

Audit and Finance Committee

The Audit and Finance Committee is responsible, among its other duties and responsibilities, for overseeing the Company’s accounting and financial reporting processes, audits of financial statements, qualifications and independence of the independent registered public accounting firm, the effectiveness of internal control over financial reporting and the performance of the internal audit function and independent registered public accounting firm. The Audit and Finance Committee reviews and assesses the qualitative aspects of the Company’s financial reporting, processes to manage business and financial risks and compliance with significant applicable legal, ethical and regulatory requirements. The Audit and Finance Committee is directly responsible for the appointment, compensation, retention and oversight of the independent registered public accounting firm.

In accordance with the Israel Companies Law, the Audit and Finance Committee is responsible for identifying irregularities in our business administration, including by consulting with the Internal Auditor as described below or with our independent registered public accounting firm, and suggesting corrective measures to the Board; and reviewing policies and procedures with respect to transactions (other than transactions related to compensation or terms of services) between the Company and its officers and directors, affiliates of officers or directors, or transactions that are not in the ordinary course of the Company’s business and deciding whether to approve such acts and transactions if so required under the Israel Companies Law. Consistent with the requirement under the Israel Companies Law that the board of directors of a public company must appoint an Internal Auditor, the Audit and Finance Committee is also responsible for the retention and termination of the Internal Auditor, as well as approving the Internal Auditor’s engagement fees and the yearly or periodic work plan proposed by the Internal Auditor.

The role of the Internal Auditor is, among other things, to review the Company’s compliance with applicable law and proper business procedure. Under the Israel Companies Law, the Internal Auditor must meet specific standards of independence from the Company’s 5% shareholders and officers (and their relatives) and from the Company’s independent registered public accounting firm. Our Internal Auditor is Mr. Nir Zauberer, a partner at Deloitte Israel.

Under the Nasdaq listing standards, all members of the Audit and Finance Committee must satisfy the independence requirements of Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Board has determined that each member of the Audit and Finance Committee is “independent” as defined under the Nasdaq listing standards and Rule 10A-3(b)(1) under the Exchange Act.

The members of the Audit and Finance Committee are Avi Zeevi, Alison Davis, Harvey Golub, and Dan Petrozzo, with Avi Zeevi serving as Chair of the Audit and Finance Committee. All members of the Audit and Finance Committee are financially literate as required by the Nasdaq listing standards. The Board has determined that each of Avi Zeevi and Alison Davis is financially sophisticated and qualifies as an “audit committee financial expert” within the meaning of applicable SEC regulations. In making this determination, the Board considered Mr. Zeevi’s and Ms. Davis’s formal education and previous and current experience in financial and accounting roles. The charter of the Audit and Finance Committee is available without charge at: https://investor.pagaya.com.

Compensation Committee

The Compensation Committee is responsible, among its other duties and responsibilities, for reviewing and approving all forms of compensation to be provided to, and employment agreements with, the executive officers and directors of the Company, establishing the general compensation policies of the Company and reviewing, approving and overseeing the administration of the employee benefits plans of the Company.

In accordance with the Israel Companies Law, the responsibilities of the Compensation Committee are, among others, as follows: making recommendations to the Board with respect to the approval of the Company’s Compensation Policy and with respect to any extensions thereof; reviewing the implementation of the Compensation Policy and periodically making recommendations to the Board with respect to any amendments or updates to the Compensation Policy; and resolving whether to approve arrangements with respect to the terms of office and employment of officers (which under the Israel Companies Law requires the approval of the Board and, in certain cases, the Company’s shareholders).

The Board has determined that each member of the Compensation Committee is independent as defined under applicable SEC rules and the Nasdaq listing standards.

The members of the Compensation Committee are Avi Zeevi and Dan Petrozzo, with Avi Zeevi serving as chair of the Compensation Committee. The charter of the Compensation Committee is available without charge at: https://investor.pagaya.com.

The Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is responsible for (i) overseeing and assisting the Board in reviewing and recommending nominees for election as directors, (ii) assessing the performance of the members of the Board and (iii) establishing and maintaining effective corporate governance policies and practices, including, but not limited to, developing and recommending to the Board a set of corporate governance guidelines applicable to the Company.

The Board has determined that each member of the Nominating and Corporate Governance Committee is “independent” as defined under the Nasdaq listing standards.

The members of the Nominating and Corporate Governance Committee are Avi Zeevi and Harvey Golub, with Avi Zeevi serving as chair of the Nominating and Corporate Governance Committee. Effective as of the Annual Meeting, we expect that Harvey Golub will step down from, and that Jason Gardner will join, the Nominating and Corporate Governance Committee. The charter of the Nominating and Corporate Governance Committee is available without charge at: https://investor.pagaya.com.

Risk Committee

The Risk Committee is responsible for, among its other duties and responsibilities, (i) assessing and providing oversight to management relating to the identification and assessment of the material risks the Company faces, including strategic, operational, regulatory, and external risks inherent to the Company’s business and (ii) overseeing the implementation of risk management strategies, programs and policies.

The members of the Risk Committee are Harvey Golub, Asheet Mehta, Dan Petrozzo and Tami Rosen, with Dan Petrozzo serving as chair of the Risk Committee. The charter of the Risk Committee is available without charge at: https://investor.pagaya.com.

Compensation Committee Interlocks and Insider Participation

Information about Compensation Committee interlocks and insider participation is incorporated by reference to Part III, Item 11. “Executive Compensation” of the Company’s Annual Report on Form 10-K/A filed with the Securities and Exchange Commission on April 30, 2026.

Hedging and Pledging Practices

The Company does not permit any officer or director to hedge the economic risk of their ownership of any Company securities, which includes entering into any derivative transaction on Company shares (e.g., any short-sale, prepaid variable forward contract, equity swap, collars, and exchange funds). Any pledge of Company securities by an executive officer or director must be approved by the Board.

Insider Trading Policy

Information about our Insider Trading Policy is incorporated by reference to Part III, Item 11. “Executive Compensation” of the Company’s Annual Report on Form 10-K/A filed with the Securities and Exchange Commission on April 30, 2026.

Code of Business Conduct and Ethics

Information about our Code of Conduct is incorporated by reference to Part III, Item 10. “Directors, Executive Officers, Corporate Governance” of the Company’s Annual Report on Form 10-K/A filed with the Securities and Exchange Commission on April 30, 2026.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Major Shareholders
The following table sets forth information regarding the beneficial ownership of Pagaya’s voting securities as of June 15, 2026, by:
●each person known by Pagaya to beneficially own more than 5% of the outstanding shares of Pagaya;
●each of Pagaya’s directors and named executive officers; and
●all of Pagaya’s current executive officers and directors as a group.

Unless otherwise indicated, Pagaya believes that all persons named in the table have sole voting and investment power with respect to all shares beneficially owned by them. Except as otherwise noted herein, the number and percentage of the Ordinary Shares (as defined below) beneficially owned is determined in accordance with Rule 13d-3 of the Exchange Act, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rule, a person is deemed to be a beneficial owner of a security if that person has sole or shared voting power, which includes the power to vote or to direct the voting of the security, or investment power, which includes the power to dispose of or to direct the disposition of the security. In determining beneficial ownership percentages, Pagaya deems Class A ordinary shares, no par value (“Class A Ordinary Shares”), and Class B ordinary shares, no par value (the “Class B Ordinary Shares” and, collectively with the Class A Ordinary Shares, the “Ordinary Shares”) that a shareholder has the right to acquire, including the Ordinary Shares issuable pursuant to options that are currently exercisable or exercisable within 60 days of June 15, 2026, if any, and any restricted stock units vesting within 60 days of June 15, 2026, if any, to be outstanding and to be beneficially owned by the person with such right to acquire additional Ordinary Shares for the purposes of computing the percentage ownership of that person (including in the total when calculating the applicable beneficial owner’s percentage of ownership), but we do not treat them as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise stated, the address of each named executive officer and director is c/o Pagaya Technologies Ltd., 335 Madison Avenue, New York, NY 10017.

The calculation of the percentage of beneficial ownership is based on 2,027,147 outstanding Series A Preferred Shares, 71,635,856 outstanding Class A Ordinary Shares, and 11,288,577 outstanding Class B Ordinary Shares, as of June 15, 2026.

	Ordinary Shares
Name and Address of Beneficial Owner	Class A Ordinary Shares	Class A %	Class B Ordinary Shares	Class B %	% of Total Voting Power
Five Percent Holders:
Oak HC/FT Partners II, L.P.(1)	4,215,672	5.7%	—	—%	2.2%
Gal Krubiner(2)	539,676	*	10,665,384	61.4%	43.3%
Yahav Yulzari(3)	—	—%	9,922,774	57.1%	40.1%
Avital Pardo(4)	—	—%	11,675,792	58.1%	42.5%
Directors and Named Executive Officers of Pagaya:
Gal Krubiner(2)	539,676	*	10,665,384	61.4%	43.3%
Yahav Yulzari(3)	—	—%	9,922,774	57.1%	40.1%
Avital Pardo(4)	—	—%	11,675,792	58.1%	42.5%
Sanjiv Das(5)	354,475	*	—	—%	*
Harvey Golub(6)	483,521	*	—	—%	*
Daniel Petrozzo(7)	243,407	*	—	—%	*
Avi Zeevi(8)	547,139	*	—	—%	*
Tami Rosen(9)	324,097	*	—	—%	*
Evangelos Perros(10)	202,038	*	—	—%	*
Alison Davis(11)	27,335	*	—	—%	*
Asheet Mehta(12)	27,335	*	—	—%	*

Jonathan Dobres(13)	11,319	*	—	—%	*
All Directors and Executive Officers of Pagaya as a Group (11 persons)	2,558,304	3.5%	32,263,950	100.0%	81.8%

*	Less than one percent.

(1)
Represents (i) 2,188,525 Class A Ordinary Shares and (ii) 2,027,147 Series A Preferred Shares that are convertible into Class A Ordinary Shares. Investment and voting power of the shares is exercised by Ann Lamont and Andrew Adams. The business address of Oak HC/FT is 2200 Atlantic Street, Suite 300, Stamford, Connecticut, 06902, USA.

(2)
Represents (i) 1,864,185 Class B Ordinary Shares, (ii) 539,676 Class A Ordinary Shares, (iii) 2,724,989 Class B Ordinary Shares held in trust for Gal Krubiner by Hamilton Trust Company of South Dakota LLC, as Trustee of the Azure Sea Trust (in trust for Gal Krubiner), (iv) 5,160,622 vested options to acquire Class B Ordinary Shares and (v) 915,588 options subject to performance-based vesting that may be exercised into restricted Class B Ordinary Shares. Such performance-based options are not subject to any continued employment vesting condition. Of the reported Class A Ordinary Shares, 500,000 shares have been pledged as security for the repayment by Mr. Krubiner of a line of credit.

(3)
Represents (i) 3,846,564 Class B Ordinary Shares, (ii) 5,160,622 vested options to acquire Class B Ordinary Shares and (iii) 915,588 options subject to performance-based vesting that may be exercised into restricted Class B Ordinary Shares. Such performance-based options are not subject to any continued employment vesting condition.

(4)
Represents (i) 802,961 Class B Ordinary Shares, (ii) 2,049,878 Class B Ordinary Shares held in Adams Holdings Group Limited and beneficially owned by Avital Pardo, (iii) 7,449,574 vested options to acquire Class B Ordinary Shares and (iv) 1,373,379 options subject to performance-based vesting that may be exercised into restricted Class B Ordinary Shares. Such performance-based options are not subject to any continued employment vesting condition.

(5)	Represents (i) 154,475 Class A Ordinary Shares, (ii) 175,000 vested options to acquire Class A Ordinary Shares, and (iii) 25,000 RSUs that will vest within 60 days of June 15, 2026.

(6)
Represents (i) 246,638 Class A Ordinary Shares, (ii) 205,747 vested options to acquire Class A Ordinary Shares, (iii) 2,861 RSUs that will vest within 60 days of June 15, 2026, and (iv) 28,275 options subject to performance-based vesting that may be exercised into restricted Class A Ordinary Shares.

(7)
Represents (i) 99,174 Class A Ordinary Shares, (ii) 117,810 vested options to acquire Class A Ordinary Shares, (iii) 2,861 RSUs that will vest within 60 days of June 15, 2026, and (iv) 23,562 options subject to performance-based vesting that may be exercised into restricted Class A Ordinary Shares.

(8)
Represents (i) 154,739 Class A Ordinary Shares, (ii) 152,844 vested options to acquire Class A Ordinary Shares, (iii) 2,861 RSUs that will vest within 60 days of June 15, 2026, and (iv) 30,569 options subject to performance-based vesting that may be exercised into restricted Class A Ordinary Shares. Also represents 76,194 Class A Ordinary Shares held by Viola Partners 5, L.P. and 129,932 Class A Ordinary Shares held by Viola Partners Fund 4 2013 L.P. (collectively, the “Viola Entities”). Mr. Zeevi disclaims beneficial ownership of the shares held by the Viola Entities except to the extent of his pecuniary interest therein.

(9)
Represents (i) 47,488 Class A Ordinary Shares, (ii) 270,640 vested options to acquire Class A Ordinary Shares, and (iii) 5,969 options subject to performance-based vesting that may be exercised into restricted Class A Ordinary Shares.

(10)
Represents (i) 131,241 Class A Ordinary Shares, (ii) 26,156 vested options or options that will vest within 60 days of June 15, 2026 to acquire Class A Ordinary Shares, and (iii) 44,641 RSUs that will vest within 60 days of June 15, 2026.

(11)	Represents (i) 24,474 Class A Ordinary Shares, and (ii) 2,861 RSUs that will vest within 60 days of June 15, 2026.

(12)	Represents (i) 24,474 Class A Ordinary Shares, and (ii) 2,861 RSUs that will vest within 60 days of June 15, 2026.

(13)
Represents (i) 6,309 Class A Ordinary Shares, (ii) 3,893 vested options or options that will vest within 60 days of June 15, 2026 to acquire Class A Ordinary Shares, and (iii) 1,117 RSUs that will vest within 60 days of June 15, 2026.

Voting Rights

Each Class A Ordinary Share is entitled to one vote per share and each Class B Ordinary Share is entitled to ten votes per share. Each Series A Preferred Share is entitled to one vote for each Class A Ordinary Share into which such Preferred Share could be converted. For additional information about our dual class structure, see Exhibits 3.1 and 4.9 to the Company’s 2025 Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 2, 2026.

Change in Control Arrangements

We are not aware of any arrangement that may at a subsequent date result in a change of control of the Company.

EXECUTIVE COMPENSATION

The Compensation Discussion and Analysis, the Compensation Committee Report, and the following executive compensation tables and information is incorporated by reference to Part III, Item 11. “Executive Compensation” of the Company’s Annual Report on Form 10-K/A filed with the Securities and Exchange Commission on April 30, 2026.
●Summary Compensation Table
●Grants of Plan-Based Awards Table
●Outstanding Equity at Fiscal Year End Table
●Option Exercises and Stock Vested Table
●Potential Payments Upon Termination or Change in Control
●Non-Employee Director Compensation
●Director Compensation Table
●Compensation Policy Under the Israel Companies Law
●CEO Pay Ratio

Pay Versus Performance

The following table sets forth the compensation for our principal executive officer (“PEO”) and the average compensation for our non-PEO named executive officers, both as reported in the Summary Compensation Table and with certain adjustments to reflect the “Compensation Actually Paid” or “CAP” to such individuals, as defined under Item 402(v) of Regulation S-K, for each of 2025, 2024 and 2023. The table also provides information on our cumulative total shareholder return (“TSR”), the cumulative TSR of our peer group, our Net Income (Loss) Attributable to Pagaya Technologies Ltd. and our Adjusted EBITDA. We selected Adjusted EBITDA as our most important performance measure used to link CAP to our Chief Executive Officer and other named executive officers.

Fiscal Year	Summary Compensation Table Total for PEO(1) ($)	Compensation Actually Paid to PEO(2) ($)	Average Summary Compensation Table Total for non-PEO NEOs(1) ($)	Average Compensation Actually Paid to non-PEO NEOs(2) ($)	Value of Initial Fixed $100 Investment Based On:		Net Income (Loss) Attributable to Pagaya Technologies Ltd.(4) (millions) ($)	Adjusted EBITDA(5) (millions) ($)
					Pagaya TSR(3) ($)	Peer Group TSR(3) ($)
2025	6,019,560	16,649,537	3,058,528	12,260,459	140.45	140.92	81.39	370.99
2024	4,704,773	(2,073,913)	4,586,649	(101,707)	62.43	126.62	(401.41)	210.38
2023	3,650,000	5,485,351	2,376,500	3,367,065	111.29	115.09	(128.44)	82.02

(1) Compensation for our PEO, Mr. Krubiner, reflects the amounts reported in the “Summary Compensation Table” for the respective years. Average compensation for non-PEO named executive officers includes the following individuals: (i) in 2025, Evangelos Perros, Sanjiv Das, Tami Rosen and Avital Pardo, (ii) in 2024, Avital Pardo, Sanjiv Das, Evangelos Perros and Tami Rosen; and (iii) in 2023, Ashok Vaswani, Tami Rosen, Michael Kurlander and Amol Naik.

(2) In 2025, the Compensation Actually Paid for the PEO and average Compensation Actually Paid for our non-PEO named executive officers reflects the respective amounts set forth in columns (b) and (d), adjusted in accordance with SEC rules as set forth in the table below. These dollar amounts do not reflect the actual amount of compensation earned by or paid to the PEO and our non-PEO named executive officers during the applicable year. For information regarding the decisions made by our Compensation Committee with respect to our named executive officers’ compensation for fiscal year 2025, see the “Compensation Discussion and Analysis” included in Company’s Annual Report on Form 10-K/A filed with the Securities and Exchange Commission on April 30, 2026. Fair values set forth in the table below are computed in accordance with ASC 718 as of the end of the respective fiscal year, other than fair values of awards that vest in the covered year, which are valued as of the applicable vesting year.

	PEO	Non-PEO NEOs
Summary Compensation Table Total	6,019,560	3,058,528
- Grant Date Fair Value of Option Awards and Stock Awards Granted in FY	—	(1,229,000)
+ Fair Value at FYE of Outstanding and Unvested Option Awards and Stock Awards Granted in FY	—	1,567,500
+ Change in Fair Value of Outstanding and Unvested Option Awards and Stock Awards Granted in Prior FYs (from prior FYE to current FYE)	10,629,977	5,929,230
+ Fair Value at Vesting of Option Awards and Stock Awards Granted in FY That Vested During FY	—	1,212,300
+ Change in Fair Value as of Vesting Date of Option Awards and Stock Awards Granted in Prior FYs For Which Applicable Vesting Conditions Were Satisfied During FY	—	1,721,901
- Fair Value as of Prior FYE of Option Awards and Stock Awards Granted in Prior FYs That Failed to Meet Applicable Vesting Conditions During FY	—	—
Compensation Actually Paid	16,649,537	12,260,459

(3) Represents the cumulative TSR on our Class A Ordinary Shares and the cumulative TSR on the Russell 2000 Index (the “Peer Group TSR”), which is the same peer group used for the Stock Performance Graph included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 2, 2026, through December 31, 2023, 2024 and 2025. TSR is cumulative for the measurement periods beginning on December 31, 2022 and ending on December 31 of each of 2025, 2024 and 2023, calculated in accordance with Item 201(e) of Regulation S-K. The peer group for purposes of this table is Russel 2000 Index.

(4) Reflects “Net Income (Loss) Attributable to Pagaya Technologies Ltd.” in the Company’s Consolidated Statements of Operations included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 2, 2026, for each of the years ended December 31, 2025, 2024 and 2023.

(5) Adjusted EBITDA is not a financial measure prepared in accordance with GAAP. For a reconciliation of Adjusted EBITDA to Net Income (Loss) Attributable to Pagaya Technologies Ltd., its most directly comparable GAAP financial measure, please refer to “Appendix A—Reconciliation of Non-GAAP Financial Measures” in this Proxy Statement.

Performance Measures

The following table sets forth an unranked list of the performance measures which we view as the “most important” measures for linking our named executive officers’ compensation to performance, as specifically listed below:

Performance Measures
Adjusted EBITDA(1)
Total Revenue and Other Income
GAAP Net Income

(1) Adjusted EBITDA is not a financial measure prepared in accordance with GAAP. For a reconciliation of Adjusted EBITDA to Net Income (Loss) Attributable to Pagaya Technologies Ltd., its most directly comparable GAAP financial measure, please refer to “Appendix A—Reconciliation of Non-GAAP Financial Measures” in this Proxy Statement.

Description of the Relationship Between Compensation Actually Paid and Performance

The following charts set forth the relationship between Compensation Actually Paid to our PEO and the average Compensation Actually Paid to our other named executive officers with (i) the Company’s cumulative TSR and the Company’s peer group TSR, (ii) Net Income (Loss) Attributable to Pagaya Technologies Ltd. and (iii) Adjusted EBITDA, for the three most recently completed fiscal years. Further information about the factors used to determine compensation levels can be found in the “Compensation Discussion and Analysis” included in Company’s Annual Report on Form 10-K/A filed with the Securities and Exchange Commission on April 30, 2026.

Relationship Between PEO and Other NEO Compensation Actually Paid and Company and Peer Group TSR

Relationship Between PEO and Other NEO Compensation Actually Paid and Net Income (Loss) Attributable to Pagaya Technologies Ltd.

Relationship Between PEO and Other NEO Compensation Actually Paid and Adjusted EBITDA

RELATED PARTY TRANSACTIONS

Approval of Related Party Transactions

The Israeli Companies Law requires that an “office holder” (as defined in the Israel Companies Law) of a company promptly disclose any personal interest that he or she may have and all related material information known to him or her, in connection with any existing or proposed transaction of the company. Each of our directors and executive officers is an “office holder” under the Israel Companies Law and Pagaya’s Related Person Transactions Policy. Pagaya’s Related Person Transactions Policy also applies to any director nominees, any holders of 5% or more of Pagaya’s outstanding share capital or voting rights (“5% Holders” and collectively with Pagaya’s office holders and director nominees, the “Covered Persons”) and with respect to transactions in which a Covered Person has a direct or indirect personal interest, including a personal interest of a relative of such Covered Person and a personal interest of an entity in which such Covered Person or a relative of such Covered Person is an interested party (as defined in the Israeli Companies Law).

Pursuant to the Israel Companies Law and Pagaya’s Related Person Transactions Policy, the Audit and Finance Committee shall determine whether any transaction with a Covered Person in which the Covered Person has a personal interest (other than, with respect to a Covered Person who is an office holder, such office holder’s terms of office and employment) is an “extraordinary transaction” (defined as a transaction not in the ordinary course of business, not on market terms or likely to have a material impact on the company’s profitability, assets or liabilities).

Pursuant to the Israel Companies Law, the Articles of Association and Pagaya’s Related Person Transactions Policy, in the event that the Audit and Finance Committee determines that the transaction is an extraordinary transaction, Audit and Finance Committee and Board approval are required and, in some circumstances, shareholder approval may also be required; if however, it is determined that the transaction is not an extraordinary transaction, the transaction will not require Board or shareholder approval. A Related Person Transaction may only be approved if it is determined to be in the best interests of Pagaya. The Company should normally not commit to a Related Person Transaction for a term of more than three years without the right to review and re-negotiate its terms and provisions at least once every three years.

A person with a personal interest in the matter generally may not be present at meetings of the Board or certain committees where the matter is being considered and, if a member of the Board or a committee, may generally not vote on the matter.

We have determined there are no transactions required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Registration Rights Agreement

In connection with the business combination with EJF Acquisition Corp (the “EJFA Merger”), each of Pagaya, Wilson Boulevard LLC, a Delaware limited liability company, and certain Pagaya shareholders as of immediately prior to the EJFA Merger entered into a Registration Rights Agreement, pursuant to which Pagaya agreed to file a registration statement, by no later than 30 days following the date of the closing of the EJFA Merger, to register the resale of the Registrable Securities (as defined in the Registration Rights Agreement). The Registration Rights Agreement also provides the Pagaya shareholder parties thereto with a demand right for Pagaya to conduct an underwritten offering of the Registrable Securities, provided that the total offering price of all securities proposed to be sold in such offering exceeds $75 million in the aggregate and subject to certain limitations. The Registration Rights Agreement further provides customary registration rights to the Pagaya shareholder parties thereto (including demand rights and piggy-back rights, subject to cooperation and cut-back provisions) with respect to Class A Ordinary Shares, any Class A Ordinary Shares issuable upon the exercise of Warrants and any other equity security of Pagaya issued or issuable with respect to any such Class A Ordinary Shares. The Registration Rights Agreement terminates on the earliest of (a) the tenth anniversary of the date of the Registration Rights Agreement, (b) any acquisition of Pagaya after the EJFA Merger, as a result of which the Registrable Securities are converted into the right to receive consideration consisting solely of cash or other property other than securities listed on a national securities exchange registered under Section 6 of the Exchange Act or (c) with respect to any Pagaya shareholder party to the Registration Rights Agreement, on the date that such Pagaya shareholder no longer holds any Registrable Securities. For more information on the Registration Rights Agreement, see the Registration Rights Agreement, which is attached as Exhibit 4.5 to the Company’s 2025 Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 2, 2026.

Pre-Approval of Certain Loans and Guarantees

On November 10, 2022, the Board approved a framework transaction of loans and guarantees involving certain Pagaya subsidiaries. Under the Israel Companies Law, transactions by the Company with or for the benefit of an entity (i) that is not wholly owned by the Company and (ii) in which the Company has an interest in that entity because it is managed by the Company’s office holders are considered related party transactions, and therefore require approval by the Board, as well as a determination by the Audit and Finance Committee that the transactions are not “extraordinary.” The Board approved the Company entering into such transactions for a period of 12 months so long as they are within the ordinary course of business and remain under certain individual and aggregate monetary thresholds. Covered transactions include loans to the Company’s subsidiaries (including entities affiliated with Pagaya investment funds), as well as a recourse guaranty or pledge of assets to a third party for the benefit of a subsidiary. The initial Board approval on November 10, 2022 has been renewed for successive years and was last approved by the Board and the Audit and Finance Committee for an additional twelve months in November 2025.

DELINQUENT SECTION 16(a) REPORTS

Information about delinquent Section 16(a) reports is incorporated by reference to Part III, Item 10. “Directors, Executive Officers, Corporate Governance” of the Company’s Annual Report on Form 10-K/A filed with the Securities and Exchange Commission on April 30, 2026.

AUDIT AND FINANCE COMMITTEE REPORT

On behalf of the Board of Directors of the Company, the Audit and Finance Committee oversees the operation of the Company’s system of internal controls in respect of the integrity of its financial statements and reports, compliance with laws, regulations and corporate policies, and the qualifications, performance and independence of its independent registered public accounting firm. Management has the primary responsibility for the Company’s financial statements and financial reporting process, and the Company’s independent registered public accounting firm is responsible for auditing those financial statements.

Consistent with its oversight responsibility, the Audit and Finance Committee has reviewed and discussed with management and its independent registered public accounting firm the audited consolidated financial statements of the Company for the year ended December 31, 2025, and the results of management’s assessment of the effectiveness of the Company’s internal control over financial reporting as of December 31, 2025.

The Audit and Finance Committee has also discussed with the Company’s independent registered public accounting firm the matters required to be discussed under applicable Public Company Accounting Oversight Board (“PCAOB”) rules, including the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of the disclosures in the financial statements. The Company’s independent registered public accounting firm also provided to the Audit and Finance Committee the written disclosures and letters regarding their independence required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit and Finance Committee concerning independence. The Audit and Finance Committee also discussed with the independent registered public accounting firm their independence from the Company and its management and considered whether the non-audit services provided by the independent registered public accounting firm to the Company are compatible with maintaining the firm’s independence.

The Audit and Finance Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for its audit. The Audit and Finance Committee met with the independent registered public accounting firm to discuss the results of its examinations and the overall quality of the Company’s financial reporting.

Based on the Audit and Finance Committee’s review of the audited financial statements and the review and discussions described in the foregoing paragraph, the Audit and Finance Committee recommended to the Board that the audited financial statements for the fiscal year ended December 31, 2025, be included in the Company’s 2025 Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 2, 2026 and Form 10-K/A filed with the Securities and Exchange Commission on June 1, 2026. The Audit and Finance Committee has selected Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026, and has asked the shareholders to approve the reappointment.

The Audit and Finance Committee

Avi Zeevi (Chair)
Harvey Golub
Dan Petrozzo
Alison Davis

, 2026

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

PROPOSAL 2: REAPPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Background

Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, served as our independent registered public accounting firm for the fiscal year ended December 31, 2025. At the Annual Meeting, shareholders will be asked to approve the reappointment of Kost Forer Gabbay & Kasierer as our independent registered public accounting firm for the fiscal year ending December 31, 2026, and for the additional period until the close of our next annual general meeting of shareholders and to authorize the Audit and Finance Committee to fix the remuneration of the independent registered public accounting firm in accordance with the volume and nature of its services. Representatives of Kost Forer Gabbay & Kasierer are invited to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

Audit and Finance Committee Pre-Approval Policies and Procedures

Information about the Audit and Finance Committee’s pre-approval policies and procedures and our principal accounting firm fees is incorporated by reference to Part III, Item 14. “Principal Accountant Fees and Services” of the Company’s Annual Report on Form 10-K/A filed with the Securities and Exchange Commission on April 30, 2026.

Proposed Resolution

You are requested to adopt the following resolution:

“2. RESOLVED, that the reappointment of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 and until the next annual general meeting of shareholders be approved, and that the Audit and Finance Committee be authorized to fix the remuneration of said independent registered public accounting firm in accordance with the volume and nature of their services.”

Vote Required

The affirmative vote of an Ordinary Majority is required to adopt the foregoing resolution. Abstentions and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ADOPTION OF THE FOREGOING RESOLUTION.

PROPOSAL 3: APPROVAL, ON AN ADVISORY (NON-BINDING) BASIS, OF THE 2025 COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

Background

As required under Section 14A of the Exchange Act and the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), we are seeking, on a non-binding advisory basis, shareholder approval of the compensation of our named executive officers as described in the Compensation Discussion and Analysis and related executive compensation tables incorporated by reference to Part III, Item 11. “Executive Compensation” of the Company’s Annual Report on Form 10-K/A filed with the Securities and Exchange Commission on April 30, 2026. This proposal, commonly known as a “say-on-pay” proposal, gives our shareholders the opportunity to express their views on the compensation of our named executive officers.

Our executive compensation program is designed with the intention of (i) attracting, motivating and retaining highly qualified executive officers in a competitive market, (ii) providing compensation to our executives that is competitive and rewarding the achievement of challenging business objectives; and (iii) aligning our executive officers’ interests with those of our shareholders by providing a significant portion of total compensation in the form of equity awards. Our Board of Directors believes that our current executive compensation program must be regularly reviewed and revised as necessary to ensure alignment of our executive officers’ interests with those of our shareholders. The Compensation Committee takes into consideration the recommendations of the Company’s senior management when assessing the amount or form of executive and director compensation. Shareholders are referred to the Compensation Discussion and Analysis and related executive compensation tables incorporated by reference to Part III, Item 11. “Executive Compensation” of the Company’s Annual Report on Form 10-K/A filed with the Securities and Exchange Commission on April 30, 2026, which further discusses the material terms of our executive compensation and contains tabular information and narrative discussion about the compensation of our named executive officers. The Compensation Committee and the Board of Directors believe that our executive compensation program is designed appropriately, that the terms of our executive compensation program are effective in implementing our compensation philosophy and in achieving our goals, and that our executive compensation program ensures that management’s interests are aligned with our shareholders’ interests to support long-term shareholder value creation.

As an advisory vote, this proposal is not binding. Neither the outcome of this advisory vote nor of the advisory vote included in this proposal overrules any decision by the Company or our Board of Directors (or any committee thereof), creates or implies any change to the fiduciary duties of the Company or our Board of Directors (or any committee thereof), or creates or implies any additional fiduciary duties for the Company or our Board of Directors (or any committee thereof). However, our Board and Compensation Committee, which is responsible for designing and administering our executive compensation program, value the opinions expressed by shareholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for our named executive officers.

Proposed Resolution

You are requested to adopt the following resolution:

“3. RESOLVED, that the shareholders of Pagaya Technologies Ltd. approve, on an advisory (non-binding) basis for the 2026 Annual Meeting of Shareholders, the Named Executive Officers’ compensation as described in the Compensation Discussion and Analysis and related executive compensation tables incorporated by reference to Part III, Item 11. “Executive Compensation” of the Company’s Annual Report on Form 10-K/A filed with the Securities and Exchange Commission on April 30, 2026.”

Vote Required

The affirmative vote of an Ordinary Majority is required to adopt the foregoing resolution. Abstentions and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal. The Say-on-Pay Vote is not binding on us, the Board or the Compensation Committee.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ADVISORY APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED HEREIN.

PROPOSAL 4: APPROVAL OF THE 2026 BONUS CALCULATION FRAMEWORK FOR OUR MANAGEMENT DIRECTORS

Background

At the Annual Meeting, shareholders are being asked to approve the below framework for calculating 2026 cash bonuses for our Chief Executive Officer and Deputy Chief Executive Officers (collectively, our “Management Directors”). In particular, the Board of Directors proposes that the Company performance portion of the short term incentive framework for the Management Directors shall be based on four key performance indicators that the Company uses to measure its overall performance: Total Revenue and Other Income, Network Volume, GAAP Net Income and Adjusted EBITDA. Each of these metrics is described in the Company’s SEC filings. The Board further proposes that the individual performance portion of the short term incentive framework for the Management Directors shall be based on an assessment of each individual executive’s performance. The final short term incentive payable to each executive shall be subject to adjustment by the Compensation Committee and the Board. The Compensation Committee sets the targets for each of the four key performance indicators.

In calculating the bonuses for our Management Directors in 2026, the Board recommends that the ultimate payouts be adjusted by an overall Company performance multiplier, which shall be determined utilizing a formula that assigns Total Revenue and Other Income a weighting of 15%, Network Volume a weighting of 20%, GAAP Net Income a weighting of 50%, and Adjusted EBITDA a weighting of 15%, with each metric reflecting funding levels varying from 0% to 300%, depending on the Company’s performance with respect to such metric. In no event will the overall Company performance multiplier exceed 300%. Half of a participant’s target bonus will be adjusted by the overall Company performance multiplier. The Board also recommends that the ultimate payouts be further adjusted by an individual performance multiplier based on an assessment of each individual executive’s performance during the year to reflect funding levels varying from 0% to 300%. In no event will the individual performance multiplier exceed 300%. The other half of a participant’s target bonus will be adjusted by the individual performance multiplier. The Board also recommends that the Compensation Committee and the Board be granted discretion to finally adjust any payouts after applying the Company performance and individual performance multipliers, subject to the maximum annual cash bonus permitted by the Company’s Compensation Policy, which is 300% of the participant’s then-current annual base salary. In addition to the above formulaic bonus, the Board recommends that the Compensation Committee and the Board be granted the authority, in accordance with the Company’s Compensation Policy, to award (i) our Chief Executive Officer, if so recommended by the Compensation Committee, a discretionary bonus of up to 25% of his annual base salary, and (ii) each of our other Management Directors, if so recommended by the Compensation Committee, a discretionary bonus of up to 25% of his or her annual base salary.

The proposed framework for the cash bonuses of our Management Directors was approved by the Compensation Committee and the Board, after considering the factors specified in our Compensation Policy, including each of our Management Directors’ performance and contributions to the Company. The terms also reflect each of our Management Directors’ experience, a comprehensive compensation survey, and the terms of our Compensation Policy. Our Compensation Committee and Board approved the framework described above as they believe that, together with the current terms of each of our Management Directors’ compensation, it serves as an appropriate long-term retention and performance incentive, and advances the objectives of the Company, its work plan and its long-term strategy.

Proposed Resolution

You are requested to adopt the following resolutions:
“4.a. RESOLVED, to approve the 2026 bonus calculation framework for the Company’s Chief Executive Officer, as set forth in Proposal No. 4 of the Proxy Statement dated , 2026; and

4.b. RESOLVED, to approve the 2026 bonus calculation framework for the Company’s Management Directors other than its Chief Executive Officer, as set forth in Proposal No. 4 of the Proxy Statement dated , 2026.”

Vote Required

The affirmative vote of an Ordinary Majority is required to adopt each of the foregoing resolutions. Abstentions and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on these proposals.

In addition to an Ordinary Majority, each of the foregoing resolutions also requires the affirmative vote of a Special Majority, meaning that either: (1) a simple majority of the votes cast at the Annual Meeting, excluding the votes of controlling shareholders and of shareholders who have a personal interest in the approval of the resolution, be voted “FOR” the proposed resolution, or (2) the total number of votes of non-controlling shareholders and of shareholders who do not have a personal interest in the resolution voted against approval of the resolution does not exceed two percent of the outstanding voting power in the Company.

The term “controlling shareholder” means a shareholder having the ability to direct the activities of a company, other than by virtue of being an office holder. A shareholder is presumed to be a controlling shareholder if the shareholder holds 50% or more of the voting rights in a company or has the right to appoint the majority of the directors of the company or its general manager.

Under the Companies Law, a “personal interest” of a shareholder (i) includes a personal interest of the shareholder and any member of the shareholder’s family, family members of the shareholder’s spouse, or a spouse of any of such family members, or a personal interest of a company with respect to which the shareholder (or such family member) serves as a director or chief executive officer, owns at least 5% of the shares or has the right to appoint a director or chief executive officer, and (ii) excludes an interest arising solely from the ownership of our Ordinary Shares. Under the Israel Companies Law, in the case of a person voting by proxy for another person, “personal interest” includes a personal interest of either the proxy holder or the shareholder granting the proxy, whether or not the proxy holder has discretion how to vote. If you do not have a personal interest in this matter, you may assume that voting as instructed on the Notice of Internet Availability of Proxy Materials or the proxy card you received in the mail will not create a personal interest. To avoid confusion, in the Notice of Internet Availability of Proxy Materials and the proxy card your received in the mail, we refer to such a personal interest as a “personal benefit or other interest.”

Under the Israel Companies Law, every voting shareholder is required to notify the Company whether such shareholder is a “controlling shareholder” or has a “personal interest.” To avoid confusion, every shareholder voting as instructed on the Notice of Internet Availability of Proxy Materials or the proxy card you received in the mail will be deemed to confirm to us that such shareholder is NOT a controlling shareholder and does not have a personal interest. If you are a controlling shareholder or have a personal interest (in which case your vote will count only for or against the Ordinary Majority, and not for or against the Special Majority), please notify the Company’s Chief Legal Officer at 335 Madison Avenue, 16th Floor, New York, NY 10017 or by email to PagayaProxies@pagaya.com. If your shares are held in “street name” by your broker, bank or other nominee and you are a controlling shareholder or have a personal interest, you should notify your broker, bank or other nominee of that status, and they in turn should notify the Company as described in the preceding sentence.

If you are unable to make this confirmation, please contact the Company’s Legal Department for guidance at CorporateSecretary@pagaya.com; if you hold your shares in “street name,” you may also contact the representative managing your account, who could contact us on your behalf.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ADOPTION OF THE FOREGOING RESOLUTIONS TO APPROVE THE 2026 BONUS CALCULATION FRAMEWORK FOR THE MANAGEMENT DIRECTORS.

PROPOSAL 5: RATIFICATION OF PRIOR COMPENSATION ACTIONS FOR OUR MANAGEMENT DIRECTORS

Background

Our founders serve on the Board of Directors and are also executive officers of the Company. Currently, Gal Krubiner serves as our Chief Executive Officer, and Avital Pardo and Yahav Yulzari serve as our Deputy Chief Executive Officers. In addition, Tami Rosen serves on the Board of Directors and is currently the Company’s Chief Development Officer (Ms. Rosen will transition to a consulting role effective August 1, 2026). Under the Israel Companies Law, the compensation of a director in any capacity requires the approval of the Compensation Committee, the Board and the Company’s shareholders, in that order. We are seeking shareholder ratification for the following compensation actions, which the Compensation Committee and the Board previously approved.

Equity Awards for Founder Directors

The Compensation Committee and the Board approved a grant of 185,000 restricted stock units to each of Mr. Krubiner, Mr. Pardo, and Mr. Yulzari in March 2026. Each of these grants vests in two equal annual installments over two years from March 25, 2026. The Compensation Committee and the Board determined that these grants were necessary to promote retention and motivation, incentivize superior individual excellence, provide a market-standard compensation package for our executives, and align the interests of our executive officers with our long-term performance.

Equity Award for Other Management Director

The Compensation Committee and the Board approved a grant of 125,000 restricted stock units to Ms. Rosen in March 2025. This grant vests in eight equal quarterly installments over two years from March 12, 2025. The Compensation Committee and the Board determined that this grant was necessary to promote retention and motivation, incentivize superior individual excellence, provide a market-standard compensation package for our executives, and align the interests of our executive officers with our long-term performance.

Bonus

In November 2024, we entered into an amended and restated employment agreement with Tami Rosen, which is described in more detail in the Compensation Discussion and Analysis incorporated by reference to Part III, Item 11. “Executive Compensation” of the Company’s Annual Report on Form 10-K/A filed with the Securities and Exchange Commission on April 30, 2026. The principal substantive change from Ms. Rosen’s prior employment agreement relates to bonuses. Under the amended and restated agreement, Ms. Rosen was entitled to a guaranteed bonus of $600,000 in 2024. Both the Compensation Committee and the Board determined that this amendment was necessary to promote retention and motivation and incentivize superior individual excellence.

Consulting Arrangement

In January 2026, the Company and Ms. Rosen signed agreements related to Ms. Rosen’s transition to provide consulting services for the Company, effective August 1, 2026 (when she will cease her role as Chief Development Officer). In connection with this transition, beginning on February 1, 2026, Ms. Rosen will receive a one-time payment in an amount equal to her then-current annual base salary ($650,000) paid in substantially equal installments over the following 12 months, and she was also eligible to receive a 2025 bonus payment of $300,000 which she received in March 2026. Ms. Rosen will continue to vest in her previously-awarded stock options and restricted stock units. Both the Compensation Committee and the Board determined that this arrangement was necessary to ensure continuity for the Company during Ms. Rosen’s transition.

Proposed Resolution

You are requested to adopt the following resolutions:

“5.a. RESOLVED, to ratify the grant to Mr. Krubiner, the Company’s Chief Executive Officer, of 185,000 restricted stock units, as described in the Proxy Statement.

5.b. RESOLVED, to ratify the grants to each of Mr. Pardo and Mr. Yulzari, the Company’s Management Directors other than its Chief Executive Officer, of 185,000 restricted stock units, as described in the Proxy Statement.

5.c. RESOLVED, to ratify the grant to Ms. Rosen of 125,000 restricted stock units, the 2024 bonus for Ms. Rosen under her amended and restated employment agreement, and the Company’s consulting arrangement with Ms. Rosen and related compensation, in each case as described in the Proxy Statement.”

Vote Required

The affirmative vote of an Ordinary Majority is required to adopt each of the foregoing resolutions. Abstentions and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on these proposals.

In addition to an Ordinary Majority, resolutions 5.a. and 5.b. also require the affirmative vote of a Special Majority, meaning that either: (1) a simple majority of the votes cast at the Annual Meeting, excluding the votes of controlling shareholders and of shareholders who have a personal interest in the approval of the resolution, be voted “FOR” the proposed resolution, or (2) the total number of votes of non-controlling shareholders and of shareholders who do not have a personal interest in the resolution voted against approval of the resolution does not exceed two percent of the outstanding voting power in the Company.

For additional information on the definition of the terms “controlling shareholder” and “personal interest,” and what to do if you believe you may be a controlling shareholder or have a personal interest, see “Vote Required” under Proposal 4.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE PRIOR COMPENSATION ACTIONS FOR OUR MANAGEMENT DIRECTORS

PROPOSAL 6: APPROVAL OF THE COMPENSATION FOR THE COMPANY’S MANAGEMENT DIRECTORS FOR THE YEARS 2027-2029

Background

Our founders serve on the Board of Directors and are also executive officers of the Company. Currently, Gal Krubiner serves as our Chief Executive Officer, and Avital Pardo and Yahav Yulzari serve as our Deputy Chief Executive Officers. Under the Israel Companies Law, the compensation of a director in any capacity requires the approval of the Compensation Committee, the Board and the Company’s shareholders, in that order. In addition, under the Israel Companies Law, the compensation of the Chief Executive Officer of a public company such as Pagaya requires the approval of the Compensation Committee, the Board and the Company’s shareholders, in that order.

The base terms of employment of our current Management Directors (Mr. Krubiner, Mr. Pardo, and Mr. Yulzari) for the years 2022-2026 were previously approved as required by the Israel Companies Law or are being presented for approval or ratification at the Annual Meeting (see Proposal 4 for approval of the calculation framework for the 2026 bonuses for our Management Directors and Proposal 5 for ratification of the 2026 equity compensation for our Management Directors). The Compensation Committee has recommended, and the Board has approved, that each of our current Management Directors receive the following compensation during the years 2027-2029.

Annual Salary: A base annual gross salary of $1,610,400 (or the equivalent in Israeli shekels) in 2027, with a 10% annual increase each subsequent year (the “Base Salary”; in 2026, each of our Management Directors was entitled to a base salary of $1,464,000, which reflects a 10% annual increase in each of the preceding four years).

Annual Bonus: An annual bonus with a target of one hundred percent (100%) of the Base Salary (the “Bonus”), or such lower amount as determined by the Compensation Committee and the Board, utilizing a formula for the Company performance portion of the Bonus that includes performance metrics that the Compensation Committee and the Board will determine and seek shareholder approval for in future years. The ultimate payouts will be adjusted, in part, by a Company performance multiplier based on a weighted achievement of the performance metrics and, in part, by an individual performance multiplier determined following an assessment of individual performance from the Chief Executive Officer (other than in the case of his own bonus), the Compensation Committee and the Board. The Compensation Committee and the Board will be granted discretion to finally adjust any payouts after applying the Company performance and individual performance multipliers, subject to the maximum annual bonus permitted by the Company’s Compensation Policy, which is 300% of the participant’s then-current annual base salary. In addition to the above formulaic bonus, the Compensation Committee and the Board will be granted the authority, in accordance with the Company’s Compensation Policy, to award (i) our Chief Executive Officer, if so recommended by the Compensation Committee, a discretionary annual bonus of up to 25% of his then-current Base Salary, and (ii) each of our other Management Directors, if so recommended by the Compensation Committee, a discretionary bonus of up to 25% of his or her Base Salary.

Equity Grant: An annual equity grant (which grant may be in the form of restricted stock units or other types of equity awards permitted under the 2022 Share Incentive Plan) with a grant date fair value of up to $10,000,000, with the grant date fair value, vesting terms, and such other terms and conditions of the grant as determined by the Compensation Committee and the Board at the time of grant.

Employee Benefits: The Management Directors will be entitled to receive all customary benefits that we make available to our senior executives, as well as indemnification, exemption from liability and liability insurance coverage. They will also receive flexible vacation and sick days. In addition, Mr. Krubiner will be entitled to (i) use the service of one or more executive assistants who may assist him with personal matters, (ii) an annual allowance for personal expenses in the amount of up to $105,000 and tax reimbursement payments for personal taxes in connection with any such personal expenses and (iii) reimbursement or payment of housing and ground transportation expenses and tax reimbursement payments for personal taxes in connection with any such expenses while Mr. Krubiner is in the United States and while he is traveling on behalf of the Company. Mr. Pardo and Mr. Yulzari will each be entitled to use the service of one or more executive assistants who may assist them with personal matters and, in the case of Mr. Pardo, he will be entitled to reimbursement or payment of housing and ground transportation expenses and tax reimbursement payments for personal taxes in connection with any such expenses while Mr. Pardo is in the United States.

Termination; Change of Control Provisions: The management directors will continue to be eligible to receive the termination and change in control benefits which are described under “Potential Payments Upon Termination or Change in Control” in the Compensation Discussion and Analysis incorporated by reference to Part III, Item 11. “Executive

Compensation” of the Company’s Annual Report on Form 10-K/A filed with the Securities and Exchange Commission on April 30, 2026

In making its recommendation, the Compensation Committee and the Board noted that each of our Management Directors has extensive knowledge and experience in the field of the Company’s activities and has the ability to contribute significantly to the advancement of the Company’s business. Also, the Compensation Committee and Board believe that the compensation offered to each of our Management Directors is in line with the scope of his employment and the responsibilities imposed on the senior executives of a public company by virtue of his position, is appropriate for the size of the Company, the scope of its activities and nature, and is suitable for promoting its work plans and goals and the desire to retain worthy senior executives for the Company, and reflect reasonable and fair terms of office. In addition, the Compensation Committee and the Board believe that the proposed equity awards to the Management Directors described above align the interests of our directors and executive officers with our long-term performance.

Proposed Resolution

You are requested to adopt the following resolution:

“6.a. RESOLVED, to approve the compensation of the Company’s Chief Executive Officer for the years 2027-2029, as described in the Proxy Statement.

6.b. RESOLVED, to approve the compensation of the Company’s Management Directors other than its Chief Executive Officer for the years 2027-2029, as described in the Proxy Statement.”

Vote Required

The affirmative vote of an Ordinary Majority is required to adopt the foregoing resolution. Abstentions and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

In addition to an Ordinary Majority, the foregoing resolution also requires the affirmative vote of a Special Majority, meaning that either: (1) a simple majority of the votes cast at the Annual Meeting, excluding the votes of controlling shareholders and of shareholders who have a personal interest in the approval of the resolution, be voted “FOR” the proposed resolution, or (2) the total number of votes of non-controlling shareholders and of shareholders who do not have a personal interest in the resolution voted against approval of the resolution does not exceed two percent of the outstanding voting power in the Company.

For additional information on the definition of the terms “controlling shareholder” and “personal interest,” and what to do if you believe you may be a controlling shareholder or have a personal interest, see “Vote Required” under Proposal 4.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF OUR MANAGEMENT DIRECTORS FOR THE YEARS 2027-2029.

PROPOSAL 7: APPROVAL OF CERTAIN CHANGES TO THE CASH COMPENSATION FOR THE COMPANY’S NON-EMPLOYEE DIRECTORS

Background

In 2022, shareholders approved compensation for all non-employee members of the Board. The cash compensation for all non-employee Board members other than the Chair of the Board currently consists of an annual cash retainer fee of $40,000, and an additional retainer fee of $10,000 (for a total of $50,000) if the director serves as the chair of any committee of the Board. The Chairman of the Board receives an annual cash retainer of $250,000. Such cash fees are paid in advance quarterly. In addition, each non-employee Board member receives an annual equity grant in the form of RSUs, or any such other form of equity as determined by the Board, valued at $300,000, with the share price determined by the Compensation Committee and the Board at the time of grant. Each equity grant vests in equal quarterly installments on January 1, April 1, July 1, and October 1 of the year following the grant date.

Following consultation with Semler Brossy, the Company’s compensation consultant, the Compensation Committee and the Board approved the following changes to the compensation of the Company’s non-employee directors, effective as of January 1, 2026: (a) to increase the annual cash retainer for non-employee directors other than the Chairman of the Board from $40,000 to $50,000, and (b) to eliminate the additional annual cash retainer of $10,000 for service as the chair of any committee of the Board. No changes are proposed to the annual cash retainer for the Chairman of the Board or the annual non-employee director equity grants.

Under the Israel Companies Law, the compensation of a director in any capacity requires the approval of the Compensation Committee, the Board and shareholders, in that order. The Compensation Committee recommended and the Board approved this increase.

Proposed Resolution

You are requested to adopt the following resolution:

“7. RESOLVED, to approve the following changes to the compensation of the Company’s non-employee directors: (a) to increase the annual cash retainer for non-employee directors other than the Chairman of the Board from $40,000 to $50,000, and (b) to eliminate the additional annual cash retainer of $10,000 for service as the chair of any committee of the Board, effective as of January 1, 2026, as described in the Proxy Statement.”

Vote Required

The affirmative vote of an Ordinary Majority is required to adopt the foregoing resolution. Abstentions and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE CHANGES TO THE COMPENSATION OF THE COMPANY’S NON-EMPLOYEE DIRECTORS CURRENTLY SERVING OR TO SERVE IN THE FUTURE, EFFECTIVE AS OF JANUARY 1, 2026.

PROPOSALS OF SHAREHOLDERS

Shareholder Proposals and Nomination of Directors for the Annual Meeting

Any shareholder of the Company who intends to present a proposal at the Annual Meeting must satisfy the requirements of the Israel Companies Law and the Company’s Articles of Association. Under the Israel Companies Law and the regulations promulgated thereunder, only shareholders who severally or jointly hold at least 1% of the Company’s outstanding voting rights are entitled to request that the Board include a proposal in a future shareholders meeting (5% of the Company’s outstanding voting rights in the case of a proposal relating to the election or removal of a director), provided that such proposal is appropriate for consideration by shareholders at such meeting.

All proposals shall be made by submitting such proposal within seven days of publication of the Company’s notice with respect to its general meeting of shareholders, unless a preliminary notice is published at least twenty-one days prior to a publication of the notice of the meeting, stating its intention to convene such meeting and the agenda thereof, in which case the shareholder proposal should be submitted within fourteen days of such preliminary notice. All proposals must comply with the requirements of the Israel Companies Law and the Company’s Articles of Association as set forth below under “Proposal Requirements.”

Such shareholders may present proposals or director nominees for consideration at the Annual Meeting by submitting their proposals in writing to our Chief Legal Officer at the following address: 335 Madison Avenue, 16th Floor, New York, NY 10017, Attention: Chief Legal Officer. For a shareholder proposal to be considered for inclusion in the Annual Meeting, our Chief Legal Officer must receive the written proposal that satisfies the requirements set forth below under “Proposal Requirements” no later than , 2026. If our Board determines that a shareholder proposal is duly and timely received and is appropriate under applicable Israeli law for inclusion in the agenda of the Annual Meeting, we will publish a revised agenda for the Annual Meeting no later than , 2026 in a press release or a Current Report on Form 8-K furnished to the SEC.

Shareholder Proposals and Nomination of Directors for the Annual General Meeting in 2027

We currently expect that the agenda for our annual general meeting to be held in 2027 (the “2027 Annual Meeting”) will include (1) the election of our directors; (2) the approval of a new Compensation Policy; (3) the approval of the appointment (or reappointment) of the Company’s auditors; and (4) a non-binding advisory vote on the compensation of our named executive officers, referred to as a “Say on Pay” vote.

If a shareholder intends to submit a proposal for inclusion in our Proxy Statement for our 2027 Annual Meeting in accordance with Rule 14a-8 under the Exchange Act, the shareholder must provide notice to the Corporate Secretary at Pagaya Technologies Ltd., 335 Madison Avenue, 16th Floor, New York, NY 10017, Attention: Chief Legal Officer that sets forth all information required by Rule 14a-8 under the Exchange Act, and such notice must be received no later March 8, 2027, or, if the date of the 2027 Annual Meeting is changed by more than 30 days from the date of the 2026 Annual Meeting, within a reasonable time before the Company begins to print and send its proxy materials.

Pursuant to Section 66(b) of the Israel Companies Law, shareholders who hold at least 1% of our outstanding voting rights (5% of our outstanding voting rights in the case of a proposal relating to the election or removal of a director) are generally allowed to submit a proper proposal for inclusion on the agenda of a general meeting of the Company’s shareholders. Such eligible shareholders may present proper proposals for inclusion in, and for consideration at, the 2027 Annual Meeting by submitting their proposals in writing to Pagaya Technologies Ltd., 335 Madison Avenue, 16th Floor, New York, NY 10017, Attention: Chief Legal Officer. For a shareholder proposal to be considered for inclusion in the agenda for the 2027 Annual Meeting, our Chief Legal Officer must receive the written proposal that satisfies the requirements set forth below under “Proposal Requirements” not less than 90 calendar days prior to the anniversary of the Annual Meeting, i.e. no later than May 19, 2027; provided that if the date of the 2027 Annual Meeting is advanced by more than 30 calendar days prior to, or delayed (other than as a result of adjournment) by more than 30 calendar days after, the anniversary of the Annual Meeting, for a proposal by a shareholder to be timely it must be so delivered not later than the earlier of (i) the 7th calendar day following the day on which we call and provide notice of the 2027 Annual Meeting and (ii) the 14th calendar day following the day on which public disclosure of the date of the 2027 Annual Meeting is first made.

The information set forth in this section is, and should be construed as, a “pre-announcement notice” of the 2027 Annual Meeting in accordance with Rule 5C of the Israel Companies Regulations (Notice of General and Class Meetings in a Public Company), 5760-2000, as amended.

Proposal Requirements

In general, a shareholder proposal must be in English and must set forth (i) the name, business address, telephone number, fax number and email address of the proposing shareholder (and each member of the group constituting the proposing shareholder, if applicable) and, if not a natural person, the same information with respect to the person(s) that controls or manages such person, (ii) the number of Ordinary Shares held by the proposing shareholder, directly or indirectly, including if beneficially owned by the proposing shareholder (within the meaning of Rule 13d-3 promulgated under the Exchange Act); if any of such Ordinary Shares are held indirectly, an explanation of how they are held and by whom, and, if such proposing shareholder is not the holder of record of any such Ordinary Shares, a written statement from an authorized bank, broker, depository or other nominee, as the case may be, indicating the number of Ordinary Shares the proposing shareholder is entitled to vote as of a date that is no more than 10 days prior to the date of delivery of the shareholder proposal, (iii) any agreements, arrangements, understandings or relationships between the proposing shareholder and any other person with respect to any securities of the Company or the subject matter of the shareholder proposal, including any derivative, swap or other transaction or series of transactions engaged in, directly or indirectly, by such proposing shareholder, the purpose or effect of which is to give such proposing shareholder economic risk similar to ownership of shares of any class or series of the Company, (iv) the proposing shareholder’s purpose in making the proposal, (v) the complete text of the resolution that the proposing shareholder proposes to be voted upon at the 2027 Annual Meeting, (vi) a statement of whether the proposing shareholder has a personal interest in the proposal and, if so, a description in reasonable detail of such personal interest, (vii) a declaration that all the information that is required under the Israel Companies Law and any other applicable law to be provided to the Company in connection with such subject, if any, has been provided, (viii) if the proposal is to nominate a candidate for election to the Board, a questionnaire and declaration, in form and substance reasonably requested by the Company, signed by the nominee with respect to matters relating to his or her identity, address, background, credentials, expertise, etc., and his or her consent to be named as a candidate and, if elected, to serve on the Board, and (ix) any other information reasonably requested by the Company. The Company shall be entitled to publish information provided by a proposing shareholder, and the proposing shareholder shall be responsible for the accuracy thereof. A shareholder proposal must comply with Article 26 of our Articles of Association, which is filed as Exhibit 3.1 to the Company’s 2025 Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 2, 2026. In addition, shareholder proposals must otherwise comply with applicable law and our Articles of Association. The Company may disregard shareholder proposals that are not timely and validly submitted.

In addition to satisfying the foregoing requirements, including the timing and other requirements, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees for the 2027 Annual Meeting must also provide notice to the Corporate Secretary at Pagaya Technologies Ltd., 335 Madison Avenue, 16th Floor, New York, NY 10017, Attention: Chief Legal Officer that sets forth all information required by Rule 14a-19 under the Exchange Act, and such notice must be received no later than June 18, 2027 or, if the date of the 2027 Annual Meeting has changed by more than 30 calendar days from the date of the 2026 Annual Meeting, then such notice must be provided by the later of 60 calendar days prior to the date of the 2027 Annual Meeting or the 10th calendar day following the day on which the Company first publicly announces the date of the 2027 Annual Meeting. A shareholder seeking to utilize the universal proxy rules must comply with those rules and must also comply with the Company’s Articles of Association, including the obligation to provide timely notice as described above.

We intend to file a proxy statement and proxy card with the SEC in connection with our solicitation of proxies for our 2027 Annual Meeting.

OTHER BUSINESS

The Board is not aware of any other matters that may be presented at the Annual Meeting other than those detailed in the attached Notice.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

GENERAL INFORMATION

When and where is the 2026 Annual General Meeting of Shareholders being held?

The 2026 Annual General Meeting will be held on August 17, 2026, at 5:00 p.m. Israel time (10:00 a.m. Eastern Time), online at the following internet address: www.virtualshareholdermeeting.com/PGY2026. You must have your 16-digit control number that is printed in the box marked by the arrow on your Notice of Internet Availability of Proxy Materials or your proxy card (if you received a printed copy of the proxy materials) to be able to access the Annual Meeting.

Who can attend the Annual Meeting?

Attendance at the Annual Meeting, including any adjournments or postponements thereof, will be limited to holders of record as of the close of business on the Record Date, June 26, 2026, who hold Ordinary Shares directly in their own name, and beneficial owners who hold Ordinary Shares through a broker, bank or other nominee rather than directly in their own name, and each of their legal proxy holders or their authorized persons.

Who is entitled to vote?

Only holders of record of the Company’s Ordinary Shares and the Company’s Series A Preferred Shares at the close of business on June 26, 2026, the Record Date, are entitled to vote at the Annual Meeting.

Holders of Ordinary Shares or Preferred Shares should note that, pursuant to Article 33(d) of the Company’s Articles of Association, the right to vote at the Annual Meeting will be conferred exclusively upon the “senior” among the joint owners attending the Annual Meeting, online or by proxy, and for this purpose, seniority will be determined by the order in which the names appear in the Company’s register of shareholders.

As of the Record Date, there were Class A Ordinary Shares, Class B Ordinary Shares and Series A Preferred Shares outstanding and entitled to vote at the Annual Meeting.

Why did I receive a one-page notice in the mail regarding the internet availability of proxy materials instead of a full set of proxy materials?

We provide access to our proxy materials over the internet, which reduces both the costs and the environmental impact of sending our proxy materials to shareholders. The Notice of Internet Availability of Proxy Materials is being mailed on or about , 2026 to all shareholders entitled to vote at the Annual Meeting (other than those who previously requested paper copies). It contains instructions on how to access and view the proxy materials over the internet, submit a proxy, or vote online at the Annual Meeting and request a paper copy of the proxy materials free of charge. In addition, if you receive paper copies of the proxy materials and wish to receive all future proxy materials electronically, please follow the electronic delivery instructions on www.proxyvote.com. We encourage shareholders to take advantage of the availability of the proxy materials on the internet to help reduce the cost and environmental impact of our Annual Meeting.

What am I voting on?

This Proxy Statement describes the proposals on which we would like you, as a shareholder, to vote at the Annual Meeting. This Proxy Statement provides you with information on the proposals, as well as other information about the Company, so that you can make an informed decision as to whether and how to vote your shares.

At the Annual Meeting, shareholders will be asked to consider and vote on the following proposals:

1.To reelect each of Gal Krubiner, Avital Pardo, Yahav Yulzari, Avi Zeevi, Alison Davis, Harvey Golub, Asheet Mehta, Dan Petrozzo, and Tami Rosen, and to elect Jason Gardner, to the Board of Directors, each to serve a one-year term until the 2027 annual general meeting of shareholders and until his or her successor has been duly elected and qualified, or until his or her office is vacated in accordance with the Company’s Articles of Association or the Israel Companies Law.

2.To approve the reappointment of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026, and until the next annual general meeting of shareholders, and to authorize the Audit and Finance Committee of the Board of Directors to fix the remuneration of said independent registered public accounting firm.
3.To approve, on an advisory (non-binding) basis, the 2025 compensation of the Company’s named executive officers.
4.To approve the calculation framework for 2026 bonuses for the Company’s management directors.
5.To ratify certain compensation actions for the Company’s management directors.
6.To approve the compensation of the Company’s management directors for the years 2027-2029.
7.To approve certain changes to the cash compensation for the Company’s non-employee directors.

HOW TO VOTE YOUR SHARES

How do I vote?

You may vote by mail. You can do this by completing your proxy card (if you are a shareholder of record) or your voting instruction card (if you are a “street name” beneficial owner) and returning it in the enclosed, prepaid, and addressed envelope. If you return a signed card but do not provide voting instructions, your shares will be voted as recommended by the Board of Directors.

If you are a shareholder of record and your shares are held directly in your name, you may vote by phone or online in accordance with the instructions included on the Notice of Internet Availability of Proxy Materials or the proxy card you received in the mail. “Street name” holders may be able to vote by phone or through an Internet website in accordance with instructions included on their proxy cards.

What is the difference between holding shares as a shareholder of record and holding shares in “street name”?

Many Company shareholders hold their shares through a bank, broker, or other nominee rather than directly in their own name. As explained in this Proxy Statement, there are some distinctions between shares held of record and shares owned in “street name.”

Shareholders of Record

If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company of New York, New York, you are considered, with respect to those shares, the shareholder of record. In such case, these proxy materials are being sent directly to you. As the shareholder of record, you have the right to grant your voting proxy directly or to vote online at the Annual Meeting.

“Street Name” Beneficial Owners

If your shares are held through a bank, broker, or another nominee, they are considered to be held in “street name” and you are the beneficial owner. If your shares are held in street name, these proxy materials are being forwarded to you by your bank, broker, or other nominee, which is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct the bank, broker, or nominee how to vote your shares for the Annual Meeting. You also may attend the virtual Annual Meeting. However, because you are not the shareholder of record, you may not vote these shares online at the Annual Meeting, unless you first obtain a “legal proxy” from the record holder (that is, your bank, broker, or other nominee) giving you the right to vote the shares. Your bank, broker or nominee has enclosed a voting instruction card for you to use in directing the bank, broker, or nominee regarding how to vote your shares.

Brokers that hold shares in “street name” for clients typically have authority to vote on “routine” proposals even when they have not received instructions from beneficial owners. The only item on the Annual Meeting agenda that may be considered routine is Proposal 2 relating to the reappointment of Pagaya’s independent registered public accounting firm for the fiscal year ending December 31, 2026. Proposals 1, 3, 4, 5, 6, and 7 are considered non-routine matters.

Does Pagaya recommend I vote in advance of the Annual Meeting?

Yes. Even if you plan to attend the Annual Meeting, Pagaya recommends that you vote your shares in advance so that your vote will be counted if you later decide not to attend the Annual Meeting.

If I vote by proxy, can I change my vote or revoke my proxy?

Yes. You may change your proxy instructions at any time prior to the vote at the Annual Meeting. If you are a shareholder of record, you may do this by:
●filing a written notice of revocation with the Secretary of the Company, delivered to 335 Madison Avenue, 16th Floor, New York, NY 10017, Attn: Corporate Secretary;
●granting a new proxy card bearing a later date; or
●virtually attending the Annual Meeting and voting online (attendance at the Annual Meeting will not cause your previously granted proxy to be revoked unless you submit another vote at the Annual Meeting).

If you hold shares through a bank, broker or other nominee, you must contact that firm to revoke any prior voting instructions.

How are my votes cast when I submit a proxy vote?

When you submit a proxy vote, you appoint Eric Watson, the Company’s Chief Legal Officer, and Jonathan Dobres, the Company’s Chief Financial Officer, as your representatives at the Annual Meeting. Your Ordinary Shares or Preferred Shares will be voted at the Annual Meeting as you have instructed.

Upon the receipt of a properly submitted proxy card, which is received in time (by 5:00 p.m., Israel Time (10:00 a.m. Eastern Time), on August 16, 2026, 24 hours prior to the Annual Meeting) and not revoked prior to the Annual Meeting, or which is presented to the Chairperson at the Annual Meeting, the persons named as proxies will vote the Ordinary Shares and Preferred Shares represented thereby at the Annual Meeting in accordance with the Board’s recommendations as indicated in the instructions outlined on the proxy card.

What does it mean if I receive more than one proxy card?

It means that you have multiple accounts at the transfer agent or with brokers. Please sign and return all proxy cards to ensure that all of your shares are voted.

ABOUT THE VOTING PROCEDURE AT THE ANNUAL MEETING

What constitutes a quorum?

To conduct business at the Annual Meeting, two or more shareholders must be present, online or by proxy, holding shares conferring in the aggregate at least thirty-three and one-third percent (33-1/3%) of the voting power of the Company. In addition, a quorum shall also require the presence online or by proxy of at least one shareholder holding Class B Ordinary Shares if such shares are outstanding.

Ordinary Shares and Preferred Shares represented online or by proxy will be counted for purposes of determining whether a quorum exists. A “broker non-vote” occurs when a bank, broker or other holder of record holding shares for a beneficial owner submits a proxy card but does not vote on a particular proposal because that holder does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner. Abstentions and broker non-votes will be counted as present in determining if a quorum is present.

What happens if a quorum is not present?

If a quorum is not present, the Annual Meeting will be adjourned to the same day in the next week, at the same time and place, or to such day and at such time and place as the Chairperson of the Annual Meeting may determine.

How will votes be counted?

Each outstanding Class A Ordinary Share is entitled to one (1) vote. Each outstanding Class B Ordinary Share is entitled to ten (10) votes. Each outstanding Preferred Share is entitled to one (1) vote for each Class A Ordinary Share into which such Preferred Share could be converted as of the Record Date. The Company’s Articles of Association do not provide for cumulative voting. On all matters considered at the Annual Meeting, abstentions and broker non-votes will not be treated as either a vote “FOR” or “AGAINST” the matter.

What vote is required to approve each proposal presented at the Annual Meeting?

The affirmative vote of an Ordinary Majority is required to adopt each of the proposals. In addition to an Ordinary Majority, each of Proposals 4.a, 4.b, 5.a, 5.b, 6.a and 6.b also requires the affirmative vote of a Special Majority, meaning that either: (1) a simple majority of the votes cast at the Annual Meeting, excluding the votes of controlling shareholders and of shareholders who have a personal interest in the approval of the resolution, be voted “FOR” the proposed resolution, or (2) the total number of votes of non-controlling shareholders and of shareholders who do not have a personal interest in the resolution voted against approval of the resolution does not exceed two percent of the outstanding voting power in the Company. Abstentions and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on these proposals.

The terms “controlling shareholder” and “personal interest” are defined in Proposal 4 above.

How will my shares be voted if I do not provide instructions on the proxy card?

If you are the record holder of your shares and do not specify on your proxy card how you want to vote your shares, your shares will be voted in accordance with the recommendations of the Board, which are FOR proposals 1, 2, 3, 4, 5, 6 and 7. Similarly, if you execute and return your proxy card without indicating any directions with respect to any matter, your proxy card will be voted FOR proposals 1, 2, 3, 4, 5, 6 and 7.

If you are a beneficial owner of shares and do not specify how you want to vote, your shares will be included in determining the presence of a quorum at the Annual Meeting but may not be voted on any matter to be considered at the Annual Meeting other than Proposal 2. If your shares are held of record by a bank, broker, or other nominee, we urge you to give instructions to your bank, broker, or other nominee as to how you wish your shares to be voted so you may participate in the shareholder voting on these important matters.

HOW TO FIND VOTING RESULTS

Where do I find the voting results of the Annual Meeting?

We plan to announce preliminary voting results at the Annual Meeting and to report the final voting results following the Annual Meeting on a Form 8-K that we will file with the SEC.

SOLICITATION OF PROXIES

Who will bear the costs of solicitation of proxies for the Annual Meeting?

The Company will bear the costs of solicitation of proxies for the Annual Meeting. In addition to solicitation by mail, directors, officers, and employees of the Company may solicit proxies from shareholders by telephone, personal interview or otherwise. Such directors, officers and employees will not receive additional compensation, but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. Brokers, nominees, fiduciaries, and other custodians have been requested to forward soliciting material to the beneficial owners of Ordinary Shares and Preferred Shares held on record by them, and such custodians will be reimbursed by the Company for their reasonable out-of-pocket expenses. The Company may also retain an independent advisor to assist in the solicitation of proxies. If retained for such services, the costs will be paid by the Company.

ADDITIONAL INFORMATION

Our 2025 Annual Report on Form 10-K filed with the SEC on March 2, 2026, and Amendments No. 1 and No. 2 to our 2025 Annual Report on Form 10-K/A filed on April 30, 2026 and June 1, 2026, respectively, as well as our other filings with the SEC, are available on the SEC’s website at www.sec.gov, as well as under the Investor Relations section of the Company’s website at www.pagaya.com. Shareholders may download a copy of any of the foregoing documents without charge by visiting the Investor Relations section of the Company’s website at www.pagaya.com. Information contained on or accessible through our website or the SEC’s website is not a part of this Proxy Statement, and the inclusion of the website addresses in this Proxy Statement is an inactive textual reference only.

Shareholder Communications

The Board of Directors receives communications from shareholders, from time to time, and addresses those communications as appropriate. Shareholders can send communication to the Board of Directors in writing, to Pagaya Technologies Ltd., 335 Madison Avenue, 16th Floor, New York, NY 10017, Attention: Board of Directors or via email to BoardofDirectors@pagaya.com.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports, or Notices of Internet Availability of Proxy Materials, with respect to two or more shareholders sharing the same address by delivering a single proxy statement and annual report, or Notice of Internet Availability of Proxy Materials, addressed to those shareholders. This process, which is commonly referred to as “householding,” means that we will deliver only one copy of our annual report and proxy statement to shareholders of record who share the same address and last name unless we have received contrary instructions from you. This procedure reduces our printing and mailing costs and fees and environmental impact. Upon written or oral request, we will promptly deliver a separate annual report and proxy statement, or Notice of Internet Availability of Proxy Materials, to any shareholder at a shared address to which a single copy of any of those documents was delivered.

If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, or Notice of Internet Availability of Proxy Materials, or if you are receiving more than one copy of the proxy materials at a single address and would like to participate in householding, please notify your bank, broker, r other organization that holds your shares if you are a beneficial owner or, if you are a record holder, direct your written request to Broadridge Financial Solutions, Inc., Householding Department, 51 Mercedes Way, Edgewood, New York 11717 or call Broadridge at 1-866-540-7095.

You may obtain a copy of our 2025 Annual Report on Form 10-K and Amendments No. 1 and No. 2 to our 2025 Annual Report on Form 10-K/A, including exhibits, and of other documents incorporated by reference herein, without charge, upon the written or oral request of such documents. Requests should be directed to:

Pagaya Technologies Ltd.
335 Madison Avenue, 16th Floor
New York, NY 10017
(646) 710-7714
ir@pagaya.com

Copies of these filings are also available on our website at investor.pagaya.com.

The accompanying proxy is solicited by and on behalf of our Board, whose Notice of Annual Meeting is attached to this Proxy Statement. Proxies may be solicited by directors, executive officers, and other employees of the Company online or by telephone or mail only for use at the Annual Meeting or any adjournment thereof. The Company has retained Broadridge Financial Solutions to assist with the solicitation of proxies. All solicitation costs will be borne by the Company.

By Order of the Board of Directors,

Avi Zeevi Chairman of the Board of Directors

, 2026

APPENDIX A

Reconciliation of Non-GAAP Financial Measures

The following table presents a reconciliation of Adjusted EBITDA to Net Income Attributable to Pagaya Technologies, Ltd., the most directly comparable U.S. GAAP measure ($ in thousands, unless otherwise noted):

	Year Ended December 31,
	2025	2024	2023
Net Income (Loss) Attributable to Pagaya Technologies Ltd.	$81,389	$(401,406)	$(128,438)
Adjusted to exclude the following:
Share-based compensation	54,118	61,497	71,055
Fair value adjustment to contingent liability	(5,907)	—	—
Fair value adjustment to warrant liability	3,830	(2,349)	1,842
Impairment loss on certain investments, net	98,321	394,484	52,381
Write-off of capitalized software and other assets	4,920	3,245	1,938
Restructuring expenses	1,392	3,583	5,450
Transaction-related expenses	23	2,095	6,153
Non-recurring expenses (1)	37,232	5,717	6,175
Adjusted Net Income	$275,318	$66,866	$16,556
Adjusted to exclude the following:
Interest expenses	85,337	90,183	30,740
Income tax (benefit) expense	(19,745)	24,576	15,571
Depreciation and amortization	30,077	28,753	19,155
Adjusted EBITDA	$370,987	$210,378	$82,022
(1) 2025 amount includes a loss of $24.8 million from extinguishment of debt.